UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-08703

BNY Mellon High Yield Strategies Fund
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	03/31
Date of reporting period:	03/31/2025

FORM N-CSR

Item 1. Reports to Stockholders.

BNY Mellon High Yield Strategies Fund
ANNUAL REPORT
March 31, 2025

BNY Mellon High Yield Strategies Fund
Protecting Your Privacy Our Pledge to You
THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you
will find the fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information. These policies apply to individuals who purchase fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT.
The fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information.
The fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The fund collects a variety of nonpublic personal information, which may include:
●Information we receive from you, such as your name, address, and social security number.
●Information about your transactions with us, such as the purchase or sale of fund shares.
●Information we receive from agents and service providers, such as proxy voting information.
THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.
Thank you for this opportunity to serve you.
The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.
Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND

Back Cover

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.bny.com/investments and sign up for eCommunications. It’s simple and only takes a few minutes.

DISCUSSION OF FUND PERFORMANCE AND DISTRIBUTION
INFORMATION (Unaudited)
How did the Fund perform last year?
For the 12-month period ended March 31, 2025, BNY Mellon High Yield Strategies Fund (the “fund”) produced a total return of 8.99% on a net-asset-value basis and 14.47% on a market price basis.1 Over the same period, the fund provided aggregate income dividends of $.21 per share, which reflects a distribution rate of 8.24%.2 In comparison, the ICE BofA U.S. High Yield Constrained Index (the “Index”), the fund’s performance benchmark, posted a total return of 7.60% for the same period.3
What affected the Fund’s performance?
●The high yield market posted positive returns for the 12-month period, reflecting fundamental improvements in corporate earnings and strong technical demand for the asset class given its above-average yields.
●The fund’s performance relative to the Index benefited from strong security selection in energy, financials and telecom. Allocations to bank loans and European high yield were also accretive.
●Relative performance was modestly undermined by underweight exposure to more distressed portions of the opportunity set, particularly in pharmaceuticals and technology. Cash also mildly detracted.

Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share or market price per share, as applicable. Past performance is no guarantee of future results. Market price per share, net asset value per share and investment return fluctuate.
2
Distribution rate per share is based upon dividends per share paid from undistributed net investment income during the period, divided by the market price per share at the end of the period, adjusted for any capital gain distributions.
3
Source: Source: FactSet — The Index contains all securities in the ICE BofA US High Yield Index but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each o their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. In the event there are fewer than 50 issuers in the Index, each is equally weighted and the face values of their respective bonds are increased or decreased on a pro-rata basis. Investors cannot invest directly in any Index.

Cumulative Performance from March 31, 2015 through March 31, 2025
Initial Investment of $10,000

BNY Mellon High Yield Strategies Fund (Market Price) - $17,089
Bloomberg U.S. Universal Index (broad-based index)*,** - $11,984
ICE BofA US High Yield Constrained Index*** - $16,152
Dollars
18,000
17,000
16,000
15,000
14,000
13,000
12,000
11,000
10,000
9,000
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
Years Ended 03/31

*
The fund’s primary benchmark changed to the indicated broad-based benchmark effective as of March 31, 2025.
**
Source: FactSet
***
Source: Lipper, Inc.
Past performance is not predictive of future performance.
The above graph compares a hypothetical investment of $10,000 made in BNY Mellon High Yield Strategies Fund on 3/31/2015 to a hypothetical investment of $10,000 made in the respective Index on that date. All figures for the fund are based on market price. All dividends and capital gain distributions are reinvested.
The fund invests primarily in fixed-income securities and its performance shown in the line graph takes into account fees and expenses.
The Index contains all securities in the ICE BofA US High Yield Index but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each o their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. In the event there are fewer than 50 issuers in the Index, each is equally weighted and the face values of their respective bonds are increased or decreased on a pro-rata basis.
The Bloomberg US Universal Index represents the union of the Bloomberg US Aggregate Index, US Corporate High Yield Index, Investment Grade 144A, Eurodollar Index, US Emerging Markets Index, and non-ERISA eligible portion CMBS Index. Unlike a fund, neither Index is subject to fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights in this report.

DISCUSSION OF FUND PERFORMANCE AND DISTRIBUTION INFORMATION (Unaudited) (continued)
Average Annual Total Returns as of 3/31/2025
	1 Year	5 Years	10 Years
BNY Mellon High Yield Strategies Fund- Market Price	14.47%	11.44%	5.50%
BNY Mellon High Yield Strategies Fund- Net Asset Value	8.99%	9.86%	5.61%
Bloomberg U.S. Universal Index (broad-based index)	5.24%	0.32%	1.83%
ICE BofA U.S. High Yield Constrained Index	7.60%	7.20%	4.91%
The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon sale of the shares. Current performance may be lower or higher than the performance quoted. Go to www.bny.com/investments for the fund’s most recent month-end returns.
The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares.

DISTRIBUTION INFORMATION
The following information regarding the fund’s distributions is current as of March 31, 2025, the fund’s fiscal year end. The fund’s returns during the period were sufficient to meet fund distributions.
The fund’s distribution policy is intended to provide shareholders with stable, but not guaranteed, cash flow, independent of the amount or timing of income earned or capital gains realized by the fund. The fund intends to distribute all or substantially all of its net investment income through its regular monthly distribution and to distribute realized capital gains at least annually. In addition, in any monthly period, in order to try to maintain a level distribution amount, the fund may pay out more or less than its net investment income during the period. As a result, distributions sources may include net investment income, realized gains and return of capital. You should not draw any conclusions about the fund’s investment performance from the amount of the distribution or from the terms of the level distribution program. A return of capital is a non-taxable distribution of a portion of the fund’s capital. A return of capital distribution does not necessarily reflect a fund’s investment performance and should not be confused with “yield” or “income.”
The amounts and sources of distributions reported below are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV, which will be sent to shareholders shortly after calendar year-end. Because distribution source estimates are updated throughout the current fiscal year based on the fund’s performance, those estimates may differ from both the tax information reported to you in your fund’s 1099 statement, as well as the ultimate economic sources of distributions over the life of your investment. The figures in the table below provide the sources of distributions and may include amounts attributed to realized gains and/or returns of capital.
Distributions
	Current Month Percentage of Distributions			Fiscal Year Ended Per Share Amounts
	Net Investment Income	Realized Gains	Return of Capital	Total Distributions	Net Investment Income	Realized Gains	Return of Capital
BNY Mellon High Yield Strategies Fund	100.00%	.00%	.00%	$.21	$.21	$.00	$.00

SELECTED INFORMATION
March 31, 2025 (Unaudited)

Market Price per share March 31, 2025	$2.55
Shares Outstanding March 31, 2025	72,736,534
New York Stock Exchange Ticker Symbol	DHF

MARKET PRICE ($) (NEW YORK STOCK EXCHANGE)
Fiscal Year Ended March 31, 2025
	Quarter Ended June 30, 2024	Quarter Ended September 30, 2024	Quarter Ended December 31, 2024	Quarter Ended March 31, 2025
High	2.45	2.69	2.66	2.63
Low	2.27	2.42	2.54	2.52
Close	2.41	2.69	2.55	2.55

PERCENTAGE GAIN (LOSS) based on change in Market Price†
April 29, 1998 (commencement of operations) through March 31, 2025	205.26%
April 1, 2015 through March 31, 2025	70.89
April 1, 2020 through March 31, 2025	71.91
April 1, 2024 through March 31, 2025	14.47
July 1, 2024 through March 31, 2025	12.44
October 1, 2024 through March 31, 2025	(1.31)
January 1, 2025 through March 31, 2025	1.36
NET ASSET VALUE PER SHARE
April 29, 1998 (commencement of operations)	$15.00
March 31, 2024	2.70
June 30, 2024	2.70
September 30, 2024	2.79
December 31, 2024	2.73
March 31, 2025	2.71
PERCENTAGE GAIN (LOSS) based on change in Net Asset Value†
April 29, 1998 (commencement of operations) through March 31, 2025	224.29%
April 1, 2015 through March 31, 2025	72.56
April 1, 2020 through March 31, 2025	60.06
April 1, 2024 through March 31, 2025	8.99
July 1, 2024 through March 31, 2025	6.62
October 1, 2024 through March 31, 2025	1.08
January 1, 2025 through March 31, 2025	0.58

†	With dividends reinvested.

STATEMENT OF INVESTMENTS
March 31, 2025

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Bonds and Notes — 116.9%
Advertising — 1.0%
Clear Channel Outdoor Holdings, Inc., Sr. Scd. Notes(b),(c)	5.13	8/15/2027	1,376,000	1,331,203
Neptune BidCo US, Inc., Sr. Scd. Notes(b),(c)	9.29	4/15/2029	757,000	657,424
				1,988,627
Aerospace & Defense — 3.0%
AAR Escrow Issuer LLC, Gtd. Notes(b),(c)	6.75	3/15/2029	737,000	749,613
Bombardier, Inc., Sr. Unscd. Notes(b)	7.50	2/1/2029	358,000	367,458
Goat Holdco LLC, Sr. Scd. Notes(b),(c)	6.75	2/1/2032	1,039,000	1,017,851
TransDigm, Inc., Gtd. Notes(c)	4.88	5/1/2029	842,000	800,480
TransDigm, Inc., Sr. Scd. Notes(b),(c)	6.38	3/1/2029	650,000	657,439
TransDigm, Inc., Sr. Scd. Notes(b)	6.63	3/1/2032	801,000	812,210
TransDigm, Inc., Sr. Scd. Notes(b),(c)	6.75	8/15/2028	478,000	485,578
TransDigm, Inc., Sr. Scd. Notes(b),(c)	6.88	12/15/2030	870,000	889,875
TransDigm, Inc., Sr. Scd. Notes(b)	7.13	12/1/2031	220,000	226,620
				6,007,124
Airlines — 1.7%
American Airlines, Inc./AAdvantage Loyalty IP Ltd., Sr. Scd. Notes(b)	5.50	4/20/2026	225,833	225,386
American Airlines, Inc./AAdvantage Loyalty IP Ltd., Sr. Scd. Notes(b),(c)	5.75	4/20/2029	1,972,121	1,931,439
JetBlue Airways Corp./JetBlue Loyalty LP, Sr. Scd. Notes(b)	9.88	9/20/2031	1,136,000	1,122,302
				3,279,127
Automobiles & Components — .9%
Clarios Global LP/Clarios US Finance Co., Sr. Scd. Notes(b)	6.75	2/15/2030	205,000	207,132

STATEMENT OF INVESTMENTS (continued)

Description		Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Bonds and Notes — 116.9% (continued)
Automobiles & Components — .9% (continued)
IHO Verwaltungs GmbH, Sr. Scd. Notes(b),(c),(d)		7.75	11/15/2030	956,000	942,913
Real Hero Merger Sub 2, Inc., Sr. Unscd. Notes(b),(c)		6.25	2/1/2029	674,000	531,470
					1,681,515
Banks — .9%
Citigroup, Inc., Jr. Sub. Notes, Ser. X(c),(e)		3.88	2/18/2026	1,171,000	1,146,853
Freedom Mortgage Corp., Sr. Unscd. Notes(b)		12.00	10/1/2028	496,000	533,166
					1,680,019
Building Materials — 2.8%
Builders FirstSource, Inc., Gtd. Notes(b),(c)		4.25	2/1/2032	931,000	833,577
Camelot Return Merger Sub, Inc., Sr. Scd. Notes(b),(c)		8.75	8/1/2028	1,311,000	1,081,588
EMRLD Borrower LP/Emerald Co-Issuer, Inc., Sr. Scd. Notes(b),(c)		6.63	12/15/2030	2,018,000	2,021,417
Quikrete Holdings, Inc., Sr. Scd. Notes(b)		6.38	3/1/2032	851,000	857,097
Quikrete Holdings, Inc., Sr. Unscd. Notes(b)		6.75	3/1/2033	170,000	169,381
Standard Industries, Inc., Sr. Unscd. Notes(b),(c)		4.75	1/15/2028	497,000	481,538
					5,444,598
Chemicals — 2.5%
Celanese US Holdings LLC, Gtd. Notes		6.63	7/15/2032	429,000	440,854
Celanese US Holdings LLC, Gtd. Notes(c)		6.95	11/15/2033	640,000	669,415
Itelyum Regeneration SpA, Sr. Scd. Bonds(b)	EUR	5.75	4/15/2030	440,000	473,098
Olympus Water US Holding Corp., Sr. Scd. Notes(b)		7.25	6/15/2031	400,000	393,038
Olympus Water US Holding Corp., Sr. Scd. Notes(b),(c)		9.75	11/15/2028	880,000	914,729

Description		Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Bonds and Notes — 116.9% (continued)
Chemicals — 2.5% (continued)
Rain Carbon, Inc., Sr. Scd. Notes(b)		12.25	9/1/2029	716,000	761,499
WR Grace Holdings LLC, Sr. Unscd. Notes(b),(c)		5.63	8/15/2029	1,537,000	1,324,943
					4,977,576
Collateralized Loan Obligations Debt — 2.0%
Crown Point 8 Ltd. CLO, Ser. 2019-8A, Cl. ER, (3 Month TSFR +7.39%)(b),(f)		11.68	10/20/2034	2,375,000	2,369,480
Diameter Capital 3 Ltd. CLO, Ser. 2022-3A, Cl. DR, (3 Month TSFR +5.25%)(b),(f)		9.54	1/15/2038	400,000	398,062
Rockford Tower Ltd. CLO, Ser. 2022-2A, Cl. ER, (3 Month TSFR +8.12%)(b),(f)		12.41	10/20/2035	500,000	501,146
Trimaran Cavu Ltd. CLO, Ser. 2019-1A, Cl. ER, (3 Month TSFR +6.00%)(b),(f)		10.32	1/20/2037	700,000	693,228
					3,961,916
Commercial & Professional Services — 6.9%
Albion Financing 1 Sarl/Aggreko Holdings, Inc., Sr. Scd. Notes(b)		6.13	10/15/2026	330,000	329,967
Albion Financing 2 Sarl, Sr. Unscd. Notes(b),(c)		8.75	4/15/2027	318,000	323,975
Allied Universal Holdco LLC/Allied Universal Finance Corp., Sr. Unscd. Notes(b),(c)		6.00	6/1/2029	710,000	653,048
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl, Sr. Scd. Bonds(b)	GBP	4.88	6/1/2028	520,000	633,431
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Gtd. Notes(b)		5.75	7/15/2027	662,000	639,509
Belron UK Finance PLC, Sr. Scd. Notes(b)		5.75	10/15/2029	570,000	566,551
Boost Newco Borrower LLC, Sr. Scd. Notes(b)		7.50	1/15/2031	643,000	669,804

STATEMENT OF INVESTMENTS (continued)

Description		Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Bonds and Notes — 116.9% (continued)
Commercial & Professional Services — 6.9% (continued)
Herc Holdings, Inc., Gtd. Notes(b),(c)		6.63	6/15/2029	606,000	608,526
House of HR Group BV, Sr. Scd. Bonds(b)	EUR	9.00	11/3/2029	595,000	656,723
Prime Security Services Borrower LLC/Prime Finance, Inc., Scd. Notes(b),(c)		6.25	1/15/2028	1,429,000	1,431,172
Raven Acquisition Holdings LLC, Sr. Scd. Notes(b),(c)		6.88	11/15/2031	1,086,000	1,057,290
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc., Gtd. Notes(b),(c)		6.75	8/15/2032	796,000	802,954
United Rentals North America, Inc., Gtd. Notes		3.75	1/15/2032	998,000	882,318
Verisure Midholding AB, Gtd. Notes(b)	EUR	5.25	2/15/2029	2,200,000	2,386,773
Veritiv Operating Co., Sr. Scd. Notes(b),(c)		10.50	11/30/2030	591,000	626,504
Wand NewCo 3, Inc., Sr. Scd. Notes(b),(c)		7.63	1/30/2032	1,225,000	1,254,740
					13,523,285
Consumer Discretionary — 6.4%
Allwyn Entertainment Financing UK PLC, Sr. Scd. Notes(b),(c)		7.88	4/30/2029	1,318,000	1,362,167
Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unscd. Notes(b),(c)		4.63	4/1/2030	640,000	579,395
Carnival Corp., Gtd. Notes(b),(c)		6.00	5/1/2029	1,920,000	1,907,752
Carnival Corp., Gtd. Notes(b),(c)		6.13	2/15/2033	855,000	843,192
Dealer Tire LLC/DT Issuer LLC, Sr. Unscd. Notes(b),(c)		8.00	2/1/2028	461,000	449,791
Hilton Domestic Operating Co., Inc., Gtd. Notes(b)		3.63	2/15/2032	464,000	407,038
Hilton Domestic Operating Co., Inc., Gtd. Notes(b),(c)		4.00	5/1/2031	650,000	589,093

Description		Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Bonds and Notes — 116.9% (continued)
Consumer Discretionary — 6.4% (continued)
International Game Technology PLC, Sr. Scd. Notes(b),(c)		5.25	1/15/2029	548,000	535,974
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp., Sr. Scd. Notes(b),(c)		4.88	5/1/2029	1,140,000	1,070,785
NCL Corp. Ltd., Sr. Scd. Notes(b),(c)		5.88	2/15/2027	556,000	555,589
NCL Corp. Ltd., Sr. Unscd. Notes(b),(c)		6.75	2/1/2032	791,000	781,902
Royal Caribbean Cruises Ltd., Sr. Unscd. Notes(b)		4.25	7/1/2026	262,000	258,184
Royal Caribbean Cruises Ltd., Sr. Unscd. Notes(b)		5.50	8/31/2026	410,000	410,277
Royal Caribbean Cruises Ltd., Sr. Unscd. Notes(b),(c)		6.00	2/1/2033	1,078,000	1,078,164
Scientific Games Holdings LP/Scientific Games US FinCo, Inc., Sr. Unscd. Notes(b),(c)		6.63	3/1/2030	389,000	367,264
Station Casinos LLC, Gtd. Notes(b)		4.63	12/1/2031	854,000	768,059
Windsor Holdings III LLC, Sr. Scd. Notes(b)		8.50	6/15/2030	642,000	663,271
					12,627,897
Consumer Durables & Apparel — .3%
S&S Holdings LLC, Sr. Scd. Notes(b)		8.38	10/1/2031	540,000	510,795
Diversified Financials — 8.6%
AG Issuer LLC, Sr. Scd. Notes(b),(c)		6.25	3/1/2028	978,000	962,590
Ally Financial, Inc., Sub. Notes(c)		6.70	2/14/2033	557,000	557,424
Encore Capital Group, Inc., Sr. Scd. Notes(b)	GBP	4.25	6/1/2028	805,000	984,209
Encore Capital Group, Inc., Sr. Scd. Notes(b)		8.50	5/15/2030	520,000	536,698
Freedom Mortgage Holdings LLC, Sr. Unscd. Notes(b),(c)		9.25	2/1/2029	678,000	689,085

STATEMENT OF INVESTMENTS (continued)

Description		Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Bonds and Notes — 116.9% (continued)
Diversified Financials — 8.6% (continued)
Garfunkelux Holdco 3 SA, Sr. Scd. Bonds(b)	GBP	7.75	11/1/2025	680,000	604,250
Icahn Enterprises LP/Icahn Enterprises Finance Corp., Sr. Scd. Notes		5.25	5/15/2027	719,000	684,474
Icahn Enterprises LP/Icahn Enterprises Finance Corp., Sr. Scd. Notes		6.25	5/15/2026	279,000	276,519
Icahn Enterprises LP/Icahn Enterprises Finance Corp., Sr. Scd. Notes(c)		9.00	6/15/2030	757,000	716,634
Jane Street Group/JSG Finance, Inc., Sr. Scd. Notes(b),(c)		6.13	11/1/2032	907,000	893,107
Jane Street Group/JSG Finance, Inc., Sr. Scd. Notes(b),(c)		7.13	4/30/2031	1,050,000	1,079,416
Nationstar Mortgage Holdings, Inc., Gtd. Notes(b)		5.75	11/15/2031	1,411,000	1,411,802
Nationstar Mortgage Holdings, Inc., Gtd. Notes(b)		6.50	8/1/2029	550,000	558,029
Navient Corp., Sr. Unscd. Notes(c)		5.50	3/15/2029	774,000	733,312
OneMain Finance Corp., Gtd. Notes(c)		7.50	5/15/2031	646,000	657,854
OneMain Finance Corp., Gtd. Notes(c)		7.88	3/15/2030	303,000	314,321
PennyMac Financial Services, Inc., Gtd. Notes(b),(c)		7.13	11/15/2030	646,000	656,869
PennyMac Financial Services, Inc., Gtd. Notes(b),(c)		7.88	12/15/2029	917,000	954,758
PHH Escrow Issuer LLC/PHH Corp., Sr. Unscd. Notes(b)		9.88	11/1/2029	798,000	770,884
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., Gtd. Notes(b),(c)		4.00	10/15/2033	1,135,000	974,503
VFH Parent LLC/Valor Co- Issuer, Inc., Sr. Scd. Bonds(b),(c)		7.50	6/15/2031	1,965,000	2,020,535
					17,037,273

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Bonds and Notes — 116.9% (continued)
Electronic Components — .8%
Sensata Technologies BV, Gtd. Notes(b),(c)	5.88	9/1/2030	512,000	494,704
WESCO Distribution, Inc., Gtd. Notes(b)	6.38	3/15/2033	354,000	356,086
WESCO Distribution, Inc., Gtd. Notes(b),(c)	6.63	3/15/2032	747,000	758,706
				1,609,496
Energy — 14.2%
Aethon United BR LP/Aethon United Finance Corp., Sr. Unscd. Notes(b),(c)	7.50	10/1/2029	1,977,000	2,012,163
Antero Resources Corp., Gtd. Notes(b),(c)	5.38	3/1/2030	835,000	820,422
Blue Racer Midstream LLC/Blue Racer Finance Corp., Sr. Unscd. Notes(b),(c)	7.00	7/15/2029	1,041,000	1,064,672
CITGO Petroleum Corp., Sr. Scd. Notes(b),(c)	8.38	1/15/2029	780,000	794,509
Comstock Resources, Inc., Gtd. Notes(b),(c)	6.75	3/1/2029	1,107,000	1,083,881
CQP Holdco LP/BIP-V Chinook Holdco LLC, Sr. Scd. Notes(b),(c)	5.50	6/15/2031	1,450,000	1,392,160
Encino Acquisition Partners Holdings LLC, Gtd. Notes(b),(c)	8.50	5/1/2028	870,000	885,035
Encino Acquisition Partners Holdings LLC, Sr. Unscd. Notes(b),(c)	8.75	5/1/2031	789,000	838,962
Energy Transfer LP, Jr. Sub. Notes, Ser. B(c),(e)	6.63	2/15/2028	1,730,000	1,713,168
Gulfport Energy Operating Corp., Gtd. Notes(b),(c)	6.75	9/1/2029	1,466,000	1,487,334
Kraken Oil & Gas Partners LLC, Sr. Unscd. Notes(b),(c)	7.63	8/15/2029	516,000	504,305
Matador Resources Co., Gtd. Notes(b),(c)	6.50	4/15/2032	1,112,000	1,102,934
Moss Creek Resources Holdings, Inc., Sr. Unscd. Notes(b),(c)	8.25	9/1/2031	405,000	395,306

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Bonds and Notes — 116.9% (continued)
Energy — 14.2% (continued)
NFE Financing LLC, Sr. Scd. Notes(b)	12.00	11/15/2029	609,000	513,793
Noble Finance II LLC, Gtd. Notes(b),(c)	8.00	4/15/2030	1,347,000	1,347,070
Northern Oil & Gas, Inc., Sr. Unscd. Notes(b),(c)	8.13	3/1/2028	604,000	606,109
Northriver Midstream Finance LP, Sr. Scd. Notes(b),(c)	6.75	7/15/2032	1,073,000	1,083,897
Rockies Express Pipeline LLC, Sr. Unscd. Notes(b),(c)	4.80	5/15/2030	1,396,000	1,312,256
Rockies Express Pipeline LLC, Sr. Unscd. Notes(b)	6.75	3/15/2033	388,000	394,983
Sitio Royalties Operating Partnership LP/Sitio Finance Corp., Sr. Unscd. Notes(b),(c)	7.88	11/1/2028	1,317,000	1,356,448
SM Energy Co., Sr. Unscd. Notes(b)	6.75	8/1/2029	520,000	512,746
SM Energy Co., Sr. Unscd. Notes(b)	7.00	8/1/2032	260,000	255,422
Sunoco LP, Sr. Unscd. Notes(b)	6.25	7/1/2033	458,000	458,796
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., Gtd. Notes(b)	5.50	1/15/2028	351,000	341,893
TGNR Intermediate Holdings LLC, Sr. Unscd. Notes(b),(c)	5.50	10/15/2029	2,354,000	2,212,833
Venture Global Calcasieu Pass LLC, Sr. Scd. Notes(b),(c)	3.88	11/1/2033	1,301,000	1,120,760
Venture Global Calcasieu Pass LLC, Sr. Scd. Notes(b)	4.13	8/15/2031	597,000	542,858
Venture Global LNG, Inc., Jr. Sub. Notes(b),(e)	9.00	9/30/2029	756,000	718,033
Venture Global LNG, Inc., Sr. Scd. Notes(b),(c)	8.13	6/1/2028	1,042,000	1,065,400
				27,938,148
Environmental Control — 1.5%
Madison IAQ LLC, Sr. Scd. Notes(b)	4.13	6/30/2028	376,000	355,165
Madison IAQ LLC, Sr. Unscd. Notes(b),(c)	5.88	6/30/2029	490,000	463,371

Description		Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Bonds and Notes — 116.9% (continued)
Environmental Control — 1.5% (continued)
Reworld Holding Corp., Gtd. Notes		5.00	9/1/2030	1,022,000	948,907
Waste Pro USA, Inc., Sr. Unscd. Notes(b),(c)		7.00	2/1/2033	1,202,000	1,209,061
					2,976,504
Food Products — 2.9%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, Sr. Unscd. Notes(b)		6.25	3/15/2033	168,000	169,796
Bellis Acquisition Co. PLC, Sr. Scd. Bonds(b)	GBP	8.13	5/14/2030	630,000	760,819
Fiesta Purchaser, Inc., Sr. Scd. Notes(b),(c)		7.88	3/1/2031	470,000	485,708
Fiesta Purchaser, Inc., Sr. Unscd. Notes(b),(c)		9.63	9/15/2032	548,000	564,513
Pilgrim’s Pride Corp., Gtd. Notes(c)		3.50	3/1/2032	419,000	368,829
Post Holdings, Inc., Gtd. Notes(b)		4.63	4/15/2030	1,523,000	1,424,064
Post Holdings, Inc., Gtd. Notes(b)		5.50	12/15/2029	760,000	739,504
Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed, Scd. Notes(b)		4.63	3/1/2029	1,186,000	1,100,996
					5,614,229
Health Care — 9.2%
1261229 BC Ltd., Sr. Scd. Notes(b)		10.00	4/15/2032	1,330,000	1,323,287
Cheplapharm Arzneimittel GmbH, Sr. Scd. Notes(b),(c)		5.50	1/15/2028	1,350,000	1,209,325
CHS/Community Health Systems, Inc., Scd. Notes(b)		6.88	4/15/2029	337,000	218,878
CHS/Community Health Systems, Inc., Sr. Scd. Notes(b),(c)		5.25	5/15/2030	1,279,000	1,056,747
CHS/Community Health Systems, Inc., Sr. Scd. Notes(b),(c)		10.88	1/15/2032	952,000	939,073

STATEMENT OF INVESTMENTS (continued)

Description		Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Bonds and Notes — 116.9% (continued)
Health Care — 9.2% (continued)
Cidron Aida Finco Sarl, Sr. Scd. Bonds(b)	GBP	6.25	4/1/2028	1,010,000	1,315,894
Global Medical Response, Inc., Sr. Scd. Notes(b),(c),(d)		10.00	10/31/2028	2,155,911	2,157,334
HAH Group Holding Co. LLC, Sr. Scd. Notes(b)		9.75	10/1/2031	199,000	191,850
HealthEquity, Inc., Gtd. Notes(b),(c)		4.50	10/1/2029	667,000	626,073
Insulet Corp., Sr. Unscd. Notes(b)		6.50	4/1/2033	702,000	714,042
LifePoint Health, Inc., Sr. Scd. Notes(b),(c)		9.88	8/15/2030	505,000	533,458
LifePoint Health, Inc., Sr. Unscd. Notes(b),(c)		10.00	6/1/2032	563,000	537,755
Medline Borrower LP, Sr. Scd. Notes(b),(c)		3.88	4/1/2029	780,000	729,626
Medline Borrower LP, Sr. Unscd. Notes(b)		5.25	10/1/2029	414,000	397,549
Option Care Health, Inc., Gtd. Notes(b),(c)		4.38	10/31/2029	1,159,000	1,082,475
Organon & Co./Organon Foreign Debt Co-Issuer BV, Sr. Scd. Notes(b)		6.75	5/15/2034	579,000	568,824
Radiology Partners, Inc., Sr. Scd. Notes(b),(d)		7.78	1/31/2029	175,857	174,318
Ray Financing LLC, Sr. Scd. Bonds(b)	EUR	6.50	7/15/2031	710,000	788,148
Select Medical Corp., Gtd. Notes(b)		6.25	12/1/2032	392,000	382,372
Sotera Health Holdings LLC, Sr. Scd. Notes(b),(c)		7.38	6/1/2031	664,000	675,873
Tenet Healthcare Corp., Sr. Scd. Notes(c)		4.25	6/1/2029	692,000	652,618
Tenet Healthcare Corp., Sr. Scd. Notes(c)		6.75	5/15/2031	890,000	903,565
US Acute Care Solutions LLC, Sr. Scd. Notes(b),(c)		9.75	5/15/2029	1,008,000	1,006,355
					18,185,439
Industrial — 4.3%
Artera Services LLC, Sr. Scd. Notes(b),(c)		8.50	2/15/2031	973,029	908,949

Description		Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Bonds and Notes — 116.9% (continued)
Industrial — 4.3% (continued)
Assemblin Caverion Group AB, Sr. Scd. Bonds(b)	EUR	6.25	7/1/2030	360,000	399,730
Axon Enterprise, Inc., Sr. Unscd. Notes(b),(c)		6.25	3/15/2033	837,000	847,703
CEME SpA, Sr. Scd. Bonds, (3 Month EURIBOR +4.50%)(b),(f)	EUR	6.86	9/30/2031	640,000	693,633
Chart Industries, Inc., Sr. Scd. Notes(b),(c)		7.50	1/1/2030	1,152,000	1,196,232
Dycom Industries, Inc., Gtd. Notes(b),(c)		4.50	4/15/2029	874,000	817,962
GrafTech Finance, Inc., Scd. Notes(b),(c)		4.63	12/23/2029	1,667,000	1,152,314
GrafTech Global Enterprises, Inc., Scd. Notes(b)		9.88	12/23/2029	179,000	141,410
Husky Injection Molding Systems Ltd./Titan Co- Borrower LLC, Sr. Scd. Notes(b),(c)		9.00	2/15/2029	602,000	603,870
TK Elevator US Newco, Inc., Sr. Scd. Notes(b),(c)		5.25	7/15/2027	1,000,000	981,929
Zebra Technologies Corp., Gtd. Notes(b)		6.50	6/1/2032	665,000	673,588
					8,417,320
Information Technology — 5.0%
AthenaHealth Group, Inc., Sr. Unscd. Notes(b),(c)		6.50	2/15/2030	2,719,000	2,552,833
Cloud Software Group, Inc., Scd. Notes(b),(c)		9.00	9/30/2029	1,329,000	1,326,408
Cloud Software Group, Inc., Sr. Scd. Notes(b),(c)		6.50	3/31/2029	1,378,000	1,340,526
Elastic NV, Sr. Unscd. Notes(b),(c)		4.13	7/15/2029	1,438,000	1,342,311
Ellucian Holdings, Inc., Sr. Scd. Notes(b),(c)		6.50	12/1/2029	1,213,000	1,195,932
SS&C Technologies, Inc., Gtd. Notes(b),(c)		5.50	9/30/2027	530,000	526,407
SS&C Technologies, Inc., Gtd. Notes(b)		6.50	6/1/2032	480,000	485,701
UKG, Inc., Sr. Scd. Notes(b),(c)		6.88	2/1/2031	1,127,000	1,144,101
					9,914,219

STATEMENT OF INVESTMENTS (continued)

Description		Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Bonds and Notes — 116.9% (continued)
Insurance — 4.9%
Acrisure LLC/Acrisure Finance, Inc., Sr. Unscd. Notes(b),(c)		8.25	2/1/2029	1,554,000	1,597,910
Alliant Holdings Intermediate LLC/Alliant Holdings Co- Issuer, Sr. Scd. Notes(b),(c)		6.75	4/15/2028	666,000	669,021
Alliant Holdings Intermediate LLC/Alliant Holdings Co- Issuer, Sr. Scd. Notes(b),(c)		7.00	1/15/2031	800,000	803,086
Alliant Holdings Intermediate LLC/Alliant Holdings Co- Issuer, Sr. Unscd. Notes(b),(c)		7.38	10/1/2032	703,000	706,966
APH Somerset Investor 2 LLC/APH2 Somerset Investor 2 LLC/APH3 Somerset Inves, Sr. Unscd. Notes(b)		7.88	11/1/2029	1,062,000	1,047,700
Ardonagh Finco Ltd., Sr. Scd. Bonds(b)	EUR	6.88	2/15/2031	980,000	1,083,517
Ardonagh Finco Ltd., Sr. Scd. Notes(b),(c)		7.75	2/15/2031	530,000	540,319
Ardonagh Group Finance Ltd., Sr. Unscd. Notes(b),(c)		8.88	2/15/2032	538,000	548,297
Howden UK Refinance PLC/Howden UK Refinance 2 PLC/Howden US Refinance LLC, Sr. Unscd. Notes(b)		8.13	2/15/2032	380,000	384,373
HUB International Ltd., Sr. Scd. Notes(b)		7.25	6/15/2030	660,000	680,246
Panther Escrow Issuer LLC, Sr. Scd. Notes(b),(c)		7.13	6/1/2031	800,000	815,665
Ryan Specialty LLC, Sr. Scd. Notes(b)		5.88	8/1/2032	812,000	802,705
					9,679,805
Internet Software & Services — 2.7%
Arches Buyer, Inc., Sr. Unscd. Notes(b),(c)		6.13	12/1/2028	1,373,000	1,207,579
Cablevision Lightpath LLC, Sr. Scd. Notes(b),(c)		3.88	9/15/2027	790,000	750,979
Cogent Communications Group LLC, Gtd. Notes(b),(c)		7.00	6/15/2027	581,000	585,853

Description		Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Bonds and Notes — 116.9% (continued)
Internet Software & Services — 2.7% (continued)
Gen Digital, Inc., Gtd. Notes(b),(c)		6.25	4/1/2033	1,340,000	1,337,256
Match Group Holdings II LLC, Sr. Unscd. Notes(b),(c)		4.13	8/1/2030	907,000	813,777
United Group BV, Sr. Scd. Bonds(b)	EUR	6.50	10/31/2031	510,000	555,416
					5,250,860
Materials — 1.3%
Clydesdale Acquisition Holdings, Inc., Gtd. Notes(b),(c)		8.75	4/15/2030	416,000	422,173
Clydesdale Acquisition Holdings, Inc., Sr. Scd. Notes(b),(c)		6.88	1/15/2030	402,000	405,552
Mauser Packaging Solutions Holding Co., Sr. Scd. Bonds(b),(c)		7.88	4/15/2027	1,200,000	1,177,500
Sealed Air Corp., Gtd. Notes(b),(c)		5.00	4/15/2029	620,000	602,696
					2,607,921
Media — 5.9%
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unscd. Notes(b),(c)		4.25	1/15/2034	793,000	652,833
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unscd. Notes(c)		4.50	5/1/2032	1,693,000	1,470,876
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unscd. Notes(b),(c)		5.00	2/1/2028	1,533,000	1,489,050
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unscd. Notes(b),(c)		5.38	6/1/2029	799,000	773,799
CSC Holdings LLC, Gtd. Notes(b),(c)		5.50	4/15/2027	789,000	731,196
CSC Holdings LLC, Gtd. Notes(b),(c)		11.25	5/15/2028	1,235,000	1,195,357
DISH Network Corp., Sr. Scd. Notes(b),(c)		11.75	11/15/2027	1,546,000	1,629,022
Nexstar Media, Inc., Gtd. Notes(b),(c)		5.63	7/15/2027	819,000	807,499

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Bonds and Notes — 116.9% (continued)
Media — 5.9% (continued)
Sinclair Television Group, Inc., Sr. Scd. Bonds(b)	8.13	2/15/2033	663,000	654,666
Sirius XM Radio LLC, Gtd. Notes(b),(c)	4.00	7/15/2028	1,010,000	943,197
Sunrise FinCo I BV, Sr. Scd. Notes(b),(c)	4.88	7/15/2031	770,000	700,931
Virgin Media Secured Finance PLC, Sr. Scd. Notes(b)	5.50	5/15/2029	667,000	632,412
				11,680,838
Metals & Mining — 2.6%
Arsenal AIC Parent LLC, Sr. Scd. Notes(b),(c)	8.00	10/1/2030	1,140,000	1,163,783
Cleveland-Cliffs, Inc., Gtd. Notes(b),(c)	6.75	4/15/2030	601,000	582,630
Cleveland-Cliffs, Inc., Gtd. Notes(b)	6.88	11/1/2029	677,000	663,168
First Quantum Minerals Ltd., Scd. Notes(b),(c)	9.38	3/1/2029	1,167,000	1,228,729
FMG Resources August 2006 Pty Ltd., Sr. Unscd. Notes(b),(c)	6.13	4/15/2032	690,000	681,162
Samarco Mineracao SA, Sr. Unscd. Notes(b),(d)	9.00	6/30/2031	132,979	128,838
Samarco Mineracao SA, Sr. Unscd. Notes(d)	9.00	6/30/2031	628,522	608,950
				5,057,260
Real Estate — 5.4%
Anywhere Real Estate Group LLC/Anywhere Co- Issuer Corp., Scd. Notes(b),(c)	7.00	4/15/2030	441,809	393,369
CoreLogic, Inc., Sr. Scd. Notes(b)	4.50	5/1/2028	432,000	402,660
Iron Mountain, Inc., Gtd. Notes(b)	4.88	9/15/2029	705,000	673,581
Iron Mountain, Inc., Gtd. Notes(b)	5.00	7/15/2028	686,000	665,614
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., Gtd. Notes(b),(c)	4.25	2/1/2027	840,000	818,709

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Bonds and Notes — 116.9% (continued)
Real Estate — 5.4% (continued)
Ladder Capital Finance Holdings LLP/Ladder Capital Finance Corp., Gtd. Notes(b),(c)	7.00	7/15/2031	735,000	754,911
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer, Sr. Scd. Notes(b)	4.88	5/15/2029	742,000	693,120
RHP Hotel Properties LP/RHP Finance Corp., Gtd. Notes(b),(c)	6.50	4/1/2032	943,000	942,060
Rithm Capital Corp., Sr. Unscd. Notes(b),(c)	8.00	4/1/2029	1,802,000	1,793,507
RLJ Lodging Trust LP, Sr. Scd. Notes(b),(c)	4.00	9/15/2029	1,042,000	935,696
Starwood Property Trust, Inc., Sr. Unscd. Notes(b)	3.63	7/15/2026	420,000	407,289
Starwood Property Trust, Inc., Sr. Unscd. Notes(b)	4.38	1/15/2027	331,000	321,977
Starwood Property Trust, Inc., Sr. Unscd. Notes(b),(c)	7.25	4/1/2029	663,000	680,502
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC, Gtd. Notes(b)	6.00	1/15/2030	611,000	529,600
Uniti Group LP/Uniti Group Finance 2019, Inc./CSL Capital LLC, Sr. Scd. Notes(b),(c)	10.50	2/15/2028	565,000	600,622
				10,613,217
Retailing — 3.6%
Carvana Co., Sr. Scd. Notes(b),(d)	9.00	6/1/2031	860,000	956,334
Carvana Co., Sr. Scd. Notes(b),(c),(d)	9.00	6/1/2030	295,400	313,006
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc., Gtd. Notes(b),(c)	6.75	1/15/2030	400,000	346,255
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc., Sr. Scd. Notes(b),(c)	4.63	1/15/2029	461,000	424,952

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Bonds and Notes — 116.9% (continued)
Retailing — 3.6% (continued)
Foundation Building Materials, Inc., Gtd. Notes(b),(c)	6.00	3/1/2029	1,498,000	1,224,486
PetSmart, Inc./PetSmart Finance Corp., Sr. Scd. Notes(b),(c)	4.75	2/15/2028	1,429,000	1,338,654
Walgreens Boots Alliance, Inc., Sr. Unscd. Notes	4.65	6/1/2046	826,000	722,913
Walgreens Boots Alliance, Inc., Sr. Unscd. Notes	4.80	11/18/2044	741,000	671,639
White Cap Buyer LLC, Sr. Unscd. Notes(b),(c)	6.88	10/15/2028	1,235,000	1,186,634
				7,184,873
Semiconductors & Semiconductor Equipment — 1.1%
Entegris, Inc., Gtd. Notes(b),(c)	5.95	6/15/2030	1,360,000	1,354,652
Synaptics, Inc., Gtd. Notes(b)	4.00	6/15/2029	901,000	826,925
				2,181,577
Technology Hardware & Equipment — 1.0%
Virtusa Corp., Sr. Unscd. Notes(b),(c)	7.13	12/15/2028	1,126,000	1,060,034
Western Digital Corp., Gtd. Notes	4.75	2/15/2026	824,000	819,897
				1,879,931
Telecommunication Services — 7.8%
Altice France SA, Sr. Scd. Notes(b)	8.13	2/1/2027	1,202,000	1,075,770
CommScope LLC, Sr. Scd. Notes(b),(c)	9.50	12/15/2031	391,000	403,090
Consolidated Communications, Inc., Sr. Scd. Notes(b)	6.50	10/1/2028	1,597,000	1,543,837
EchoStar Corp., Sr. Scd. Notes(d)	6.75	11/30/2030	337,125	306,318
EchoStar Corp., Sr. Scd. Notes(c)	10.75	11/30/2029	2,020,000	2,124,339
Fibercop SpA, Sr. Scd. Notes(b),(c)	7.72	6/4/2038	1,085,000	1,090,500
Frontier Communications Holdings LLC, Scd. Notes	5.88	11/1/2029	160,000	160,178
Frontier Communications Holdings LLC, Scd. Notes(b)	6.00	1/15/2030	159,000	159,475

Description		Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Bonds and Notes — 116.9% (continued)
Telecommunication Services — 7.8% (continued)
Frontier Communications Holdings LLC, Scd. Notes(b),(c)		6.75	5/1/2029	920,000	925,348
Frontier Communications Holdings LLC, Sr. Scd. Notes(b)		8.63	3/15/2031	322,000	343,289
Frontier Communications Holdings LLC, Sr. Scd. Notes(b),(c)		8.75	5/15/2030	1,070,000	1,128,012
Iliad Holding SASU, Sr. Scd. Notes(b)		7.00	10/15/2028	531,000	537,852
Iliad Holding SASU, Sr. Scd. Notes(b),(c)		8.50	4/15/2031	940,000	986,795
Level 3 Financing, Inc., Scd. Notes(b),(c)		10.00	10/15/2032	698,000	696,552
Level 3 Financing, Inc., Sr. Scd. Notes(b),(c)		10.50	4/15/2029	899,000	993,395
Level 3 Financing, Inc., Sr. Scd. Notes(b)		10.75	12/15/2030	319,000	354,090
Lumen Technologies, Inc., Sr. Scd. Notes(b)		4.13	4/15/2029	232,175	219,405
Lumen Technologies, Inc., Sr. Scd. Notes(b),(c)		10.00	10/15/2032	618,000	617,728
Lumen Technologies, Inc., Sr. Unscd. Bonds, Ser. P(c)		7.60	9/15/2039	862,000	679,549
Windstream Services LLC/Windstream Escrow Finance Corp., Sr. Scd. Notes(b),(c)		8.25	10/1/2031	1,086,000	1,106,707
					15,452,229
Transportation — .2%
SGL Group ApS, Sr. Scd. Bonds, (3 Month EURIBOR +4.25%)(f)	EUR	6.78	2/24/2031	405,000	439,326
Utilities — 5.5%
California Buyer Ltd./Atlantica Sustainable Infrastructure PLC, Sr. Unscd. Notes(b),(c)		6.38	2/15/2032	1,420,000	1,378,482
Calpine Corp., Sr. Unscd. Notes(b),(c)		4.63	2/1/2029	845,000	811,813

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Bonds and Notes — 116.9% (continued)
Utilities — 5.5% (continued)
Clearway Energy Operating LLC, Gtd. Notes(b)	3.75	1/15/2032	165,000	141,542
ContourGlobal Power Holdings SA, Sr. Scd. Bonds(b)	6.75	2/28/2030	944,000	949,334
Edison International, Sr. Unscd. Notes(c)	6.95	11/15/2029	810,000	842,462
NRG Energy, Inc., Gtd. Notes(b),(c)	3.88	2/15/2032	650,000	570,557
NRG Energy, Inc., Gtd. Notes(b),(c)	6.25	11/1/2034	832,000	819,761
NRG Energy, Inc., Jr. Sub. Bonds(b),(e)	10.25	3/15/2028	490,000	540,996
PG&E Corp., Sr. Scd. Notes(c)	5.00	7/1/2028	906,000	882,143
Vistra Corp., Jr. Sub. Notes(b),(e)	7.00	12/15/2026	447,000	453,011
Vistra Operations Co. LLC, Gtd. Notes(b)	4.38	5/1/2029	76,000	72,234
Vistra Operations Co. LLC, Gtd. Notes(b)	6.88	4/15/2032	474,000	483,523
Vistra Operations Co. LLC, Gtd. Notes(b),(c)	7.75	10/15/2031	1,171,000	1,227,366
XPLR Infrastructure Operating Partners LP, Gtd. Notes(b),(c)	3.88	10/15/2026	827,000	796,488
XPLR Infrastructure Operating Partners LP, Gtd. Notes(b)	8.38	1/15/2031	354,000	348,421

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Bonds and Notes — 116.9% (continued)
Utilities — 5.5% (continued)
XPLR Infrastructure Operating Partners LP, Gtd. Notes(b)	8.63	3/15/2033	354,000	344,705
XPLR Infrastructure Operating Partners LP, Sr. Unscd. Notes(b)	7.25	1/15/2029	255,000	251,113
				10,913,951
Total Bonds and Notes (cost $228,157,508)				230,316,895

Floating Rate Loan Interests — 14.2%
Automobiles & Components — .5%
First Brands Group LLC, 2021 First Lien Term Loan, (3 Month SOFR +5.26%)(f)	9.55	3/30/2027	265,846	247,653
First Brands Group LLC, 2022 Incremental Term Loan, (3 Month SOFR +5.26%)(f)	9.55	3/30/2027	785,034	731,553
				979,206
Chemicals — .4%
Hexion Holdings Corp., 2024 Refinancing Term Loan, (1 Month SOFR +4.00%)(f)	8.32	3/15/2029	684,800	667,312
Commercial & Professional Services — 1.1%
American Auto Auction Group LLC, Tranche Term Loan B, (3 Month SOFR +4.50%)(f)	8.80	12/30/2027	543,816	544,950
Catawba Nation Gaming Authority, Term Loan B, (1 Month SOFR +4.75%)(f)	4.75	3/29/2032	349,000	350,600
Envalior Finance GmbH, Facility Term Loan B-1, (3 Month SOFR +5.50%)(f)	9.79	4/3/2030	518,432	484,643
Vaco Holdings LLC, Initial Term Loan, (3 Month SOFR +5.00%)(f)	9.45	1/22/2029	824,355	764,004
				2,144,197

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Floating Rate Loan Interests — 14.2% (continued)
Diversified Financials — .5%
Blackhawk Network Holdings, Inc., Term Loan B, (1 Month SOFR +4.00%)(f)	8.32	3/12/2029	402,342	401,263
Nexus Buyer LLC, Amendment No. 9 Refinancing Term Loan, (1 Month SOFR +3.50%)(f)	7.82	7/31/2031	542,047	539,543
				940,806
Energy — .9%
New Fortress Energy, Inc., Incremental Term Loan R, (3 Month SOFR +5.50%)(f),(g)	9.79	10/30/2028	530,000	455,800
WaterBridge Midstream Operating LLC, Term Loan B, (3 Month SOFR +4.75%)(f)	9.05	6/27/2029	813,653	808,523
WaterBridge NDB Operating LLC, Initial Term Loan, (2 Month SOFR +4.00%)(f)	8.31	5/10/2029	529,406	531,807
				1,796,130
Financials — .5%
Jump Financial LLC, 2025 Term Loan B, (3 Month SOFR +4.25%)(f)	8.55	2/26/2032	1,050,642	1,057,214
Food Products — .4%
Max US BidCo, Inc., Initial Term Loan, (3 Month SOFR +5.00%)(f)	9.31	10/2/2030	827,510	814,378
Food Service — .3%
Golden State Foods LLC, Initial Term Loan, (1 Month SOFR +4.25%)(f)	8.56	12/4/2031	519,403	521,730
Health Care — .9%
Alvogen Pharma US, Inc., Second Lien Term Loan, (3 Month SOFR +10.50%)(d),(f)	14.80	3/1/2029	40,056	22,031
Radiology Partners, Inc., Term Loan C, (3 Month SOFR +3.76%)(d),(f)	8.09	1/31/2029	549,891	531,417

Description		Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Floating Rate Loan Interests — 14.2% (continued)
Health Care — 0.9% (continued)
Team Health Holdings, Inc., Extended Term Loan, (3 Month SOFR +5.25%)(f)		9.54	3/2/2027	565,096	551,548
US Anesthesia Partners, Inc., Initial Term Loan, (1 Month SOFR +4.36%)(f)		8.69	10/2/2028	694,602	682,762
					1,787,758
Industrial — .5%
Arcline FM Holdings LLC, Term Loan, (1 Month SOFR +3.50%)(f)		4.25	6/24/2030	450,962	449,610
Victory Buyer LLC, Initial Term Loan, (1 Month SOFR +3.86%)(f)		8.19	11/20/2028	559,118	544,041
					993,651
Information Technology — 2.0%
Ascend Learning LLC, Second Lien Initial Term Loan, (1 Month SOFR +5.85%)(f)		10.17	12/10/2029	411,422	410,805
Flash Charm, Inc., 2024 Term Loan B-2, (3 Month SOFR +3.50%)(f)		7.79	3/2/2028	402,985	374,587
HS Purchaser LLC, First Lien 7th Amendment Refinancing Term Loan, (3 Month SOFR +4.10%)(f)		8.39	11/30/2026	653,538	599,948
Inmar, Inc., Initial Term Loan, (1- 3 Month SOFR +5.00%)(f)		9.32	10/30/2031	443,770	444,187
Polaris Newco LLC, First Lien Euro Term Loan, (1 Month EURIBOR +3.75%)(f)	EUR	6.11	6/5/2028	989,717	1,007,602
Rithum Holdings, Inc., First Lien Term Loan, (3 Month SOFR +4.15%)(f)		8.46	12/2/2027	323,156	312,789
Starlight Parent LLC, Term Loan, (1 Month SOFR +4.00%)(f)		4.00	4/30/2032	800,000	778,004
					3,927,922
Insurance — .3%
OneDigital Borrower LLC, Second Lien Initial Term Loan, (1 Month SOFR +5.25%)(f)		9.57	7/2/2032	664,000	664,830
Internet Software & Services — 1.0%
MH Sub I LLC, 2023 May New Term Loan, (1 Month SOFR +4.25%)(f)		8.57	5/3/2028	854,331	813,754

STATEMENT OF INVESTMENTS (continued)

Description		Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Floating Rate Loan Interests — 14.2% (continued)
Internet Software & Services — 1.0% (continued)
MH Sub I LLC, 2023 May New Term Loan, (1 Month SOFR +6.25%)(f)		10.57	2/23/2029	570,000	533,050
StubHub Holdco Sub LLC, USD Extended Term Loan B, (1 Month SOFR +4.75%)(f)		9.07	3/15/2030	666,835	665,168
					2,011,972
Materials — .4%
LABL, Inc., Initial Euro Term Loan, (1 Month EURIBOR +5.00%)(f)	EUR	7.36	10/30/2028	989,770	856,191
Media — .3%
Gray Media, Inc., Term Loan F, (1 Month SOFR +5.25%)(f)		9.57	6/4/2029	507,444	492,223
Real Estate — .8%
CoreLogic, Inc., First Lien Initial Term Loan, (1 Month SOFR +3.61%)(f)		7.94	6/2/2028	677,130	665,845
Emeria SASU, Facility Term Loan B, (3 Month EURIBOR +3.50%)(f)	EUR	5.89	3/27/2028	1,000,000	970,153
					1,635,998
Retailing — .4%
Staples, Inc., Closing Date Term Loan, (3 Month SOFR +5.75%)(f)		10.04	9/10/2029	856,298	762,962
Technology Hardware & Equipment — 1.1%
Peraton Corp., First Lien Term Loan B, (1 Month SOFR +3.85%)(f)		8.17	2/1/2028	895,235	798,787
X Corp., Tranche Term Loan B-3, (9 Month SOFR FLAT)(f)		9.50	10/29/2029	1,398,411	1,436,371
					2,235,158
Telecommunication Services — 1.7%
Altice France SA, USD Term Loan B-14, (3 Month SOFR +5.50%)(f)		9.80	8/31/2028	882,666	793,407
Commscope, Inc., Initial Term Loan, (1 Month SOFR +5.50%)(f)		9.57	12/17/2029	665,000	663,198
Lumen Technologies, Inc., Term Loan B-2, (1 Month SOFR +2.46%)(f)		6.79	4/15/2030	689,740	663,764

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)(a)	Value ($)
Floating Rate Loan Interests — 14.2% (continued)
Telecommunication Services — 1.7% (continued)
Zayo Group Holdings, Inc., 2022 Incremental Term Loan, (1 Month SOFR +4.25%)(f)	8.57	3/9/2027	424,905	399,972
Zayo Group Holdings, Inc., Initial Dollar Term Loan, (1 Month SOFR +3.11%)(f)	7.44	3/9/2027	870,000	811,901
				3,332,242
Transportation — .2%
PODS LLC, Term Loan, (3 Month SOFR +3.26%)(f)	7.55	3/31/2028	453,264	411,491
Total Floating Rate Loan Interests (cost $28,208,083)				28,033,371

	Shares
Exchange-Traded Funds — 1.1%
Registered Investment Companies — 1.1%
iShares iBoxx $ High Yield Corporate Bond ETF	8,480	668,987
iShares iBoxx $ Investment Grade Corporate Bond ETF	7,570	822,784
SPDR Bloomberg High Yield Bond ETF	6,970	664,241
Total Exchange-Traded Funds (cost $2,153,790)		2,156,012

	1-Day Yield (%)
Investment Companies — 3.4%
Registered Investment Companies — 3.4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares(h) (cost $6,748,490)	4.44	6,748,490	6,748,490
Total Investments (cost $265,267,871)		135.6%	267,254,768
Liabilities, Less Cash and Receivables		(35.6%)	(70,205,614)
Net Assets		100.0%	197,049,154

ETF—Exchange-Traded Fund
EUR—Euro
EURIBOR—Euro Interbank Offered Rate
GBP—British Pound
SOFR—Secured Overnight Financing Rate
SPDR—Standard & Poor’s Depository Receipt
TSFR—Term Secured Overnight Financing Rate Reference Rates

STATEMENT OF INVESTMENTS (continued)
USD—United States Dollar

(a)	Amount stated in U.S. Dollars unless otherwise noted above.
(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At
March 31, 2025, these securities amounted to $208,120,760 or 105.6% of net assets.

(c)	Security, or a portion thereof, has been pledged as collateral for the fund’s Revolving Credit and Security Agreement.
(d)	Payment-in-kind security and interest may be paid in additional par.
(e)	Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.
(f)
Variable rate security—Interest rate resets periodically and the rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

(g)	Security purchased on a when-issued or delayed basis for which the fund has not taken delivery as of March 31, 2025.
(h)	Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Affiliated Issuers
Description	Value ($) 3/31/2024	Purchases ($)†	Sales ($)	Value ($) 3/31/2025	Dividends/ Distributions ($)
Registered Investment Companies - 3.4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 3.4%	2,355,916	114,301,146	(109,908,572)	6,748,490	231,366

†	Includes reinvested dividends/distributions.

Forward Foreign Currency Exchange Contracts
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Barclays Capital, Inc.
United States Dollar	51,752	British Pound	40,000	4/25/2025	85

Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Goldman Sachs & Co. LLC
United States Dollar	4,616,264	British Pound	3,570,000	4/25/2025	4,977
United States Dollar	13,899,135	Euro	12,855,000	4/25/2025	(19,683)
Gross Unrealized Appreciation					5,062
Gross Unrealized Depreciation					(19,683)
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2025

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	258,519,381	260,506,278
Affiliated issuers	6,748,490	6,748,490
Cash		46,303
Cash denominated in foreign currency	2,549,946	2,554,907
Cash collateral held by broker—Note 4		20,000
Receivable for investment securities sold		7,914,214
Dividends and interest income receivable		4,485,350
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		5,062
Prepaid expenses		72,109
		282,352,713
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		184,565
Loan payable—Note 2		74,000,000
Payable for investment securities purchased		9,408,436
Distributions payable		1,273,040
Interest payable—Note 2		340,137
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		19,683
Trustees’ fees and expenses payable		14,442
Other accrued expenses		63,256
		85,303,559
Net Assets ($)		197,049,154
Composition of Net Assets ($):
Paid-in capital		277,571,081
Total distributable earnings (loss)		(80,521,927)
Net Assets ($)		197,049,154
Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		72,736,534
Net Asset Value Per Share ($)		2.71
See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended March 31, 2025

Investment Income ($):
Income:
Interest	21,971,234
Dividends:
Unaffiliated issuers	62,141
Affiliated issuers	231,366
Total Income	22,264,741
Expenses:
Management fee—Note 3(a)	2,051,432
Interest expense—Note 2	4,471,218
Professional fees	194,779
Registration fees	70,827
Shareholders’ reports	64,031
Trustees’ fees and expenses—Note 3(c)	58,585
Shareholder servicing costs	18,500
Chief Compliance Officer fees—Note 3(b)	16,201
Custodian fees—Note 3(b)	10,602
Miscellaneous	51,098
Total Expenses	7,007,273
Net Investment Income	15,257,468
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	3,769,255
Net realized gain (loss) on forward foreign currency exchange contracts	139,073
Net Realized Gain (Loss)	3,908,328
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(3,080,809)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(258,142)
Net Change in Unrealized Appreciation (Depreciation)	(3,338,951)
Net Realized and Unrealized Gain (Loss) on Investments	569,377
Net Increase in Net Assets Resulting from Operations	15,826,845
See notes to financial statements.

STATEMENT OF CASH FLOWS
Year Ended March 31, 2025

Cash Flows from Operating Activities ($):
Purchases of long term portfolio securities	(296,889,384)
Proceeds from sales of long term portfolio securities	304,082,349
Net purchase (sales) of short-term securities	(4,130,075)
Dividends and interest income received	22,197,731
Interest expense paid	(4,560,632)
Expenses paid to BNY Mellon Investment Adviser, Inc. and affiliates	(2,075,047)
Operating expenses paid	(454,335)
Net realized gain (loss) from forward foreign currency exchange contracts transactions	139,073
Net Cash Provided (or Used) in Operating Activities		18,309,680
Cash Flows From Financing Activities ($):
Dividends paid to shareholders	(15,274,673)
Decrease in loan outstanding	(5,000,000)
Net Cash Provided (or Used) in Financing Activities		(20,274,673)
Effect of Foreign Exchange Rate Changes on Cash		36,607
Net Increase (Decrease) in Cash		(1,928,386)
Cash and cash denominated in foreign currency at beginning of period		4,549,596
Cash, Cash Denominated in Foreign Currency and Cash Collateral Held by Broker at End of Period		2,621,210
Reconciliation of Net Increase (Decrease) in Net Assets Resulting from Operations to Net Cash Provided by (or Used) in Operating Activities ($):
Net Increase in Net Assets Resulting From Operations	15,826,845
Adjustments to Reconcile Net Increase (Decrease) in Net Assets Resulting from Operations to Net Cash Provided (or Used) in Operating Activities ($):
Decrease in investments in securities at cost	2,543,858
Increase in dividends and interest receivable	(67,010)
Increase in receivable for investment securities sold	(2,258,662)
Increase in prepaid expenses	(4,350)
Increase in Due to BNY Mellon Investment Adviser, Inc. and affiliates	3,188
Decrease in payable for investment securities purchased	(991,561)
Decrease in interest payable	(89,414)
Increase in Trustees’ fees and expenses payable	12,221
Decrease in other accrued expenses	(4,386)
Net change in unrealized (appreciation) depreciation on investments	3,338,951
Net Cash Provided (or Used) in Operating Activities		18,309,680
See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31,
	2025	2024
Operations ($):
Net investment income	15,257,468	15,758,548
Net realized gain (loss) on investments	3,908,328	(7,365,662)
Net change in unrealized appreciation (depreciation) on investments	(3,338,951)	15,921,186
Net Increase (Decrease) in Net Assets Resulting from Operations	15,826,845	24,314,072
Distributions ($):
Distributions to shareholders	(15,274,672)	(13,274,417)
Total Increase (Decrease) in Net Assets	552,173	11,039,655
Net Assets ($):
Beginning of Period	196,496,981	185,457,326
End of Period	197,049,154	196,496,981
See notes to financial statements.

FINANCIAL HIGHLIGHTS
The following table describes the performance for the fiscal periods indicated. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period.
	Year Ended March 31,
	2025	2024	2023	2022	2021
Per Share Data ($):
Net asset value, beginning of period	2.70	2.55	3.05	3.30	2.59
Investment Operations:
Net investment income(a)	.21	.22	.20	.24	.24
Net realized and unrealized gain (loss) on investments	.01	.11	(.49)	(.24)	.73
Total from Investment Operations	.22	.33	(.29)	(.00) (b)	.97
Distributions:
Dividends from net investment income	(.21)	(.18)	(.21)	(.26)	(.26)
Net asset value, end of period	2.71	2.70	2.55	3.05	3.30
Market value, end of period	2.55	2.42	2.17	2.78	3.09
Market Price Total Return (%)	14.47	20.93	(14.49)	(2.72)	49.32
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	3.52 (c)	3.96 (c)	2.90 (c)	1.71 (c)	1.85
Ratio of interest expense and loan fees to average net assets	2.25	2.65	1.60	.42	.58
Ratio of net investment income to average net assets	7.67 (c)	8.37 (c)	7.48 (c)	7.27 (c)	7.87
Portfolio Turnover Rate	105.16	111.68	119.01	78.09	85.59
Net Assets, end of period ($ x 1,000)	197,049	196,497	185,457	221,624	239,727
Average borrowings outstanding ($ x 1,000)	74,630	79,000	79,847	96,000	92,800
Weighted average number of fund shares outstanding ($ x 1,000)	72,737	72,737	72,737	72,724	72,708
Average amount of debt per share ($)	1.03	1.09	1.10	1.32	1.28

(a)	Based on average shares outstanding.
(b)	Amount represents less than $.01 per share.
(c)	Amounts do not include the expenses of the underlying funds.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
NOTE 1—Significant Accounting Policies:
BNY Mellon High Yield Strategies Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, closed-end management investment company. The fund’s primary investment objective is to seek high current income. Under normal market conditions, the fund invests at least 65% of its total assets in securities of U.S. issuers rated below investment grade quality or unrated securities that Alcentra NY, LLC, the fund’s sub-adviser (“Alcentra” or the “Sub-Adviser”) determines to be of comparable quality. The fund’s investment adviser is BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Corporation (“BNY”). The fund’s shares of beneficial interest trade on the New York Stock Exchange (the “NYSE”) under the ticker symbol DHF.
The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.
(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).
Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

NOTES TO FINANCIAL STATEMENTS (continued)
Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:
Level 1—unadjusted quoted prices in active markets for identical investments.
Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:
The fund’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.
Investments in debt securities and floating rate loan interests, excluding short-term investments (other than U.S. Treasury Bills) and forward foreign currency exchange contracts (“forward contracts”), are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.
Investments in exchange-traded funds are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.
Fair valuing of securities may be determined with the assistance of a Service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depositary Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.
When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.
For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.
Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

NOTES TO FINANCIAL STATEMENTS (continued)
The following is a summary of the inputs used as of March 31, 2025 in valuing the fund’s investments:
	Level 1 - Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Collateralized Loan Obligations	—	3,961,916	—	3,961,916
Corporate Bonds and Notes	—	226,354,979	—	226,354,979
Exchange-Traded Funds	2,156,012	—	—	2,156,012
Floating Rate Loan Interests	—	28,033,371	—	28,033,371
Investment Companies	6,748,490	—	—	6,748,490
	8,904,502	258,350,266	—	267,254,768
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	—	5,062	—	5,062
	—	5,062	—	5,062
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	—	(19,683)	—	(19,683)
	—	(19,683)	—	(19,683)

†	See Statement of Investments for additional detailed categorizations, if any.
††
Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and
Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.
(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.
(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.
(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally.
High Yield Risk: The fund invests primarily in high yield debt securities. Below investment grade instruments are commonly referred to as “junk” or “high yield” instruments and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Below investment grade instruments, though generally higher yielding, are characterized by higher risk. These instruments are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. The secondary market for below investment grade instruments may not be as liquid as the secondary market for more highly rated instruments, a factor which may have an adverse effect on the fund’s ability to dispose of a particular security. There are fewer dealers in the market for high yield instruments than for investment grade instruments. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger for high yield securities than for higher quality

NOTES TO FINANCIAL STATEMENTS (continued)
instruments. Under adverse market or economic conditions, the secondary market for below investment grade instruments could contract, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of below investment grade instruments, especially in a market characterized by a low volume of trading.
Collateralized Loan Obligation Risk: The fund invests in collateralized loan obligations (“CLO”). Holders of CLOs and other types of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. Collateralized debt obligations (“CDO”), such as CLOs, may be thinly traded or have a limited trading market. CLOs are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CLOs and CDOs may be characterized by the fund as illiquid securities, especially investments in mezzanine and subordinated/equity tranches of CLOs; however, an active dealer market may exist for certain investments and more senior CLO tranches, which would allow such securities to be considered liquid in some circumstances. In addition to the general risks associated with credit instruments, CLOs and CDOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the class of CLO held by the fund is subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Floating Rate Loan Risk: The fund is permitted to invest up to 20% (effective August 15, 2024) of the fund’s total assets in floating rate loans.Unlike publicly-traded common stocks which trade on national exchanges, there is no central market or exchange for loans to trade. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. The secondary market for floating rate loans also may be subject to irregular trading activity and wide bid/ask spreads. The lack of an active trading market for certain floating rate loans may impair the ability of the fund to realize full value in the event of the need to sell a floating rate loan and may make it difficult to value such loans. There may be less readily available, reliable information about certain floating rate loans than is the case for many other types of securities, and the fund’s portfolio managers may be required to rely primarily on their own evaluation of a borrower’s credit quality rather than on any available independent sources. The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the issuer’s obligations in the event of non-payment of scheduled interest or principal or may be difficult to readily liquidate. In the event of the bankruptcy of a borrower, the fund could experience delays or limitations imposed by bankruptcy or other insolvency laws with respect to its ability to realize the benefits of the collateral securing a loan. The floating rate loans in which the fund invests typically will be below investment grade quality and, like other below investment grade securities, are inherently speculative. As a result, the risks associated with such floating rate loans are similar to the risks of below investment grade securities, although senior loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured. Floating rate loans may not be considered to be “securities” for purposes of the anti-fraud protections of the federal securities laws, including those with respect to the use of material non-public information, so that purchasers, such as the fund, may not have the benefit of these protections.
The Additional Information section within this report provides more details about principal risk factors.
(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income are normally declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.
Shareholders will have their distributions reinvested in additional shares of the fund, unless such shareholders elect to receive cash, at the lower of the market price or net asset value per share (but not less than 95% of the market price). If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price, Computershare Inc., the transfer agent, will buy fund shares in the open market and reinvest those shares accordingly.
On March 26, 2025, the Board declared a cash dividend of $.0175 per share from undistributed net investment income, payable on April 24, 2025 to shareholders of record as of the close of business on April 9, 2025. The ex-dividend date was April 9, 2025.
(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

NOTES TO FINANCIAL STATEMENTS (continued)
As of and during the period ended March 31, 2025, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2025, the fund did not incur any interest or penalties.
Each tax year in the four-year period ended March 31, 2025 remains subject to examination by the Internal Revenue Service and state taxing authorities.
At March 31, 2025, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $3,230,028, accumulated capital losses $83,635,872 and unrealized appreciation $1,156,957.
The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.
The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to March 31, 2025. The fund has $26,825,740 of short-term capital losses and $56,810,132 of long-term capital losses which can be carried forward for an unlimited period.
The tax character of distributions paid to shareholders during the fiscal years ended March 31, 2025 and March 31, 2024 were as follows: ordinary income $15,274,672 and $13,274,417, respectively.
During the period ended March 31, 2025, as a result of permanent book to tax differences, primarily due to excise tax paid, the fund increased total distributable earnings (loss) by $6,664 and decreased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.
(h) Operating segment reporting: In this reporting period, the fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the fund’s financial position or the results of its operations. The ASU 2023-07 is effective for public entities for fiscal years beginning after December 15, 2023, and requires retrospective application for all prior periods presented within the financial statements.
Since its commencement, the fund operates and is managed as a single reportable segment deriving returns in the form of dividends, interest and/or gains from the investments made in pursuit of its single stated investment objective as outlined in the fund’s prospectus.  The accounting policies of the fund are consistent with those described in these Notes to Financial Statements. The chief operating decision maker (“CODM”) is represented by BNY Investments, the management of the Adviser, comprising Senior Management and Directors. The CODM considers net increase in net assets resulting from operations in deciding whether to purchase additional investments or to make distributions to fund shareholders.  Detailed financial information for the fund is disclosed within these financial statements with total assets and liabilities disclosed on the Statement of Assets and Liabilities, investments held on the Statement of Investments, results of operations and significant segment expenses on the Statement of Operations and other information about the fund’s performance, including total return, portfolio turnover and ratios within the Financial Highlights.
NOTE 2—Borrowings:
The fund has a $125,000,000 Committed Facility Agreement with BNP Paribas Prime Brokerage International, Limited (the “BNPP Agreement”), which is an evergreen facility with a lock-up term of 179 days. Under the terms of the BNPP Agreement, the fund may make “Borrowings” on a collateralized basis with certain fund assets used as collateral, which amounted to $139,913,378 at March 31, 2025. The interest to be paid by the fund on such Borrowings is determined with reference to the principal amount of each such Borrowings outstanding from time to time. Any commitment fees with respect to the BNPP Agreement have been waived and there is no fee in connection with any renewal thereof.
During the period ended March 31, 2025, total fees pursuant to the BNPP Agreement amounted to $4,471,218 of interest expense. These fees are included in Interest expense in the Statement of Operations.
The average amount of Borrowings outstanding under the BNPP Agreement during the period ended March 31, 2025 was $74,630,137 with a related weighted average annualized interest rate of 5.99%. As of March 31, 2025, the fund has $74,000,000 loan outstanding under the BNPP Agreement.
NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:
(a) Pursuant to a management and administration agreement with the Adviser, the management and administration fee is computed at the annual rate of .75% of the value of the fund’s average weekly total assets minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage) (the “Managed Assets”) and is payable monthly.
Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .36% of the value of the fund’s average daily Managed Assets.
(b) The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial

NOTES TO FINANCIAL STATEMENTS (continued)
reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.
The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended March 31, 2025, the fund was charged $10,602 pursuant to the custody agreement.
During the period ended March 31, 2025, the fund was charged $16,201 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.
The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: Management fee of $173,981, Custodian fees of $5,562 and Chief Compliance Officer fees of $5,022.
(c) Each board member of the fund also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.
NOTE 4—Securities Transactions:
The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and derivatives, during the period ended March 31, 2025, amounted to $282,165,095 and $295,278,165, respectively.
Floating Rate Loan Interests: Floating rate instruments are loans and other securities with interest rates that adjust or “float” periodically. Floating rate loans are made by banks and other financial institutions to their corporate clients. The rates of interest on the loans adjust periodically by reference to a base lending rate, plus a premium or credit spread. Floating rate loans reset on periodic set dates, typically 30 to 90 days, but not to exceed one year. The fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.
Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination. Rule 18f-4 under the Act regulates the use of derivatives transactions for certain funds registered under the Act.The fund is deemed a “limited” derivatives user under the rule and is required to limit its derivatives exposure so that the total notional value of applicable derivatives does not exceed 10% of the fund’s net assets, and is subject to certain reporting requirements.
Each type of derivative instrument that was held by the fund during the period ended March 31, 2025 is discussed below.
Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at March 31, 2025 are set forth in the Statement of Investments.
The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.
Fair value of derivative instruments as of March 31, 2025 is shown below:
	Derivative Assets ($)		Derivative Liabilities ($)
Foreign Exchange Risk	5,062 (1)	Foreign Exchange Risk	(19,683) (1)
Gross fair value of derivative contracts	5,062		(19,683)

Statement of Assets and Liabilities location:
(1)	Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

NOTES TO FINANCIAL STATEMENTS (continued)
The effect of derivative instruments in the Statement of Operations during the period ended March 31, 2025 is shown below:
Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Forward Contracts(1)	Total
Foreign Exchange	139,073	139,073
Total	139,073	139,073

Net change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Forward Contracts(2)	Total
Foreign Exchange	(258,142)	(258,142)
Total	(258,142)	(258,142)

Statement of Operations location:
(1)	Net realized gain (loss) on forward foreign currency exchange contracts.
(2)	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.
At March 31, 2025, derivative assets and liabilities (by type) on a gross basis are as follows:
Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	5,062	(19,683)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	5,062	(19,683)
Derivatives not subject to Master Agreements	-	-
Total gross amount of assets and liabilities subject to Master Agreements	5,062	(19,683)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of March 31, 2025:
Counterparty	Gross Amount of Assets ($)(1)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Received ($)	Net Amount of Assets ($)
Barclays Capital, Inc.	85	-	-	85
Goldman Sachs & Co. LLC	4,977	(4,977)	-	-
Total	5,062	(4,977)	-	85

Counterparty	Gross Amount of Liabilities($)(1)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Pledged ($)(2)	Net Amount of Liabilities ($)
Goldman Sachs & Co. LLC	(19,683)	4,977	14,706	-

(1)	Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
(2)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.
The following table summarizes the monthly average market value of derivatives outstanding during the period ended March 31, 2025:
Average Market Value ($)
Forward Contracts:
Forward Contracts Purchased in USD	168,337
Forward Contracts Sold in USD	17,578,884
At March 31, 2025, the cost of investments for federal income tax purposes was $266,153,324; accordingly, accumulated net unrealized appreciation on investments was $1,101,444, consisting of $4,707,336 gross unrealized appreciation and $3,605,892 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders of BNY Mellon High Yield Strategies Fund and Board of Trustees of BNY Mellon High Yield Strategies Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of BNY Mellon High Yield Strategies Fund (the Fund), including the statement of investments, as of March 31, 2025, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2025, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2025, by correspondence with custodian, brokers and agent banks; when replies were not received from brokers and agent banks, we performed other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.
New York, New York
May 23, 2025

ADDITIONAL INFORMATION (Unaudited)
Dividend Reinvestment Plan
To participate automatically in the Dividend Reinvestment Plan (the “Plan”) of the fund, fund shares must be registered in either your name, or, if your fund shares are held in nominee or “street” name through your broker-dealer, your broker-dealer must be a participant in the Plan. You may terminate your participation in the Plan, as set forth below. All shareholders participating (the “Participants”) in the Plan will be bound by the following provisions:
Computershare Inc. (the “Agent”) will act as Agent for each Participant, and will open an account for each Participant under the Plan in the same name as their present shares are registered, and put into effect for them the dividends reinvestment option of the plan as of the first record date for a dividend or capital gains distribution.
Whenever the fund declares income dividend or capital gains distribution payable in shares of the fund or cash at the option of the shareholders, each Participant that does not opt for cash distributions shall take such distribution entirely in shares. If on the payment date for a dividend or capital gains distribution, the net asset value is equal to or less than the market price per share plus estimated brokerage commissions, the Agent shall automatically receive such shares, including fractions, for each Participant’s account except in the circumstances described in the following paragraph. Except in such circumstances, the number of additional shares to be credited to each Participant’s account shall be determined by dividing the dollar amount of the income dividend or capital gains distribution payable on their shares by the greater of the net asset value per share determined as of the date of purchase or 95% of the then current market price per share of the fund’s shares on the payment date.
Should the net asset value per share of the fund shares exceed the market price per share plus estimated brokerage commissions on the payment date for a share or cash income dividend or capital gains distribution, the Agent or a broker-dealer selected by the Agent shall endeavor, for a purchase period of 30 days to apply the amount of such dividend or capital gains distribution on each Participant’s shares (less their pro rata share of brokerage commissions incurred with respect to the Agent’s open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase shares of the fund on the open market for each Participant’s account. In no event may such purchase be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per share equals or is less than the market price per share plus estimated brokerage commissions, the Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the fund issue new shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per share equals or is less than the market price per share, plus estimated brokerage commissions. These newly issued shares will be valued at the then-current market price per share of the fund’s shares at the time such shares are to be issued.

ADDITIONAL INFORMATION (Unaudited) (continued)
For purposes of making the dividend reinvestment purchase comparison under the Plan, (a) the market price of the fund’s shares on a particular date shall be the last sales price on the NYSE on that date, or, if there is no sale on such NYSE on that date, then the mean between the closing bid and asked quotations for such shares on such NYSE on such date and (b) the net asset value per share of the fund’s shares on a particular date shall be the net asset value per share most recently calculated by or on behalf of the fund.
Open-market purchases provided for above may be made on any securities exchange where the fund’s shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Each Participant’s uninvested funds held by the Agent will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchase effected. The Agent shall have no responsibility as to the value of the fund’s shares acquired for each Participant’s account. For the purpose of cash investments, the Agent may commingle each Participant’s fund with those of other shareholders of the fund for whom the Agent similarly acts as Agent, and the average price (including brokerage commissions) of all shares purchased by the Agent as Agent shall be the price per share allocable to each Participant in connection therewith.
The Agent may hold each Participant’s shares acquired pursuant to the Plan together with the shares of other shareholders of the fund acquired pursuant to the Plan in noncertificated form in the Agent’s name or that of the Agent’s nominee. The Agent will forward to each Participant any proxy solicitation material; and will vote any shares so held for each Participant first in accordance with the instructions set forth on proxies returned by the Participant to the fund, and then with respect to any proxies not returned by the Participant to the fund in the same portion as the Agent votes proxies returned by the Participants to the fund. Upon a Participant’s written request, the Agent will deliver to the Participant, without charge, a certificate or certificates for the full shares.
The Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to four decimal places) in a share of the fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the fund’s shares at the time of termination.
Any share dividends or split shares distributed by the fund on shares held by the Agent for Participants will be credited to their accounts. In the event that the fund makes available to its shareholders rights to purchase additional shares of other securities, the shares held for each Participant under the Plan will be added to other shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Agent’s service fee for handling capital gains distributions or income dividends will be paid by the fund. Each Participant will be charged their pro rata share of brokerage commissions on all open market purchases.
Each Participant may terminate their account under the Plan by notifying the Agent in writing. Such termination will be effective immediately if the Participant’s notice is received by the Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective shortly after the investment of such dividend distributions with respect to any subsequent dividend or distribution. The Plan may be terminated by the Agent or the fund upon notice in writing mailed to each Participant at least 90 days prior to any record date for the payment of any dividend or distribution by the fund. Upon any termination, the Agent will cause a certificate or certificates to be issued for the full shares held for each Participant under the Plan and cash adjustment for any fraction to be delivered to them without charge. If a Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of their shares and remit the proceeds to them, the Agent is authorized to deduct a $5.00 fee plus brokerage commission for this transaction from the proceeds.
These terms and conditions may be amended or supplemented by the Agent or the fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the SEC or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of any Agent for the purpose of receiving dividends and distributions, the fund will be authorized to pay to such successor Agent, for each Participant’s account, all dividends and distributions payable on shares of the fund held in their name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions. The Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Agent’s negligence, bad faith, or willful misconduct or that of its employees. These terms and conditions shall be governed by the laws of the State of New York.
Investment Objective and Principal Investment Strategies
Investment Objective. The fund’s primary investment objective is to seek high current income. The fund will also seek capital growth as a secondary objective, to the extent consistent with its objective of seeking high current income. The fund’s investment objectives are fundamental and may not be changed without the affirmative vote of the holders of a majority (as defined in the Act) of the fund’s outstanding voting securities. There is no assurance the fund will achieve its investment objectives.

ADDITIONAL INFORMATION (Unaudited) (continued)
Principal Investment Strategies. Under normal market conditions, the fund will invest at least 65% of its total assets in securities of U.S. issuers rated below investment grade quality (lower than Baa by Moody’s Investors Service, Inc. (“Moody’s”) or lower than BBB by S&P Global Ratings (“S&P”) or comparably rated by another nationally recognized securities rating organization (each, a “Rating Agency”)) or in unrated securities that the Sub-Adviser determines to be of comparable quality. Lower Grade income securities are commonly known as “junk bonds.” The fund may also invest up to 10% of its total assets in securities that are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest at the time of acquisition by the fund or are rated in the lower rating categories (Ca or lower by Moody’s and CC or lower by S&P) or which, if unrated, are in the judgment of the Sub-Adviser of equivalent quality (“Distressed Securities”). The fund is also permitted to invest up to 20% of the fund’s total assets in floating rate loans.
The fund will invest primarily in bonds, debentures, notes and other debt instruments. The fund’s portfolio securities may have fixed or variable rates of interest and may include asset-backed securities, such as CLOs, and government securities. Although not a principal investment strategy, the fund’s portfolio securities also may include zero coupon securities, payment in kind securities or other deferred payment securities, convertible debt obligations and convertible preferred stock, participation interests in commercial loans, mortgage-related securities, municipal obligations, stripped securities, commercial paper and other short-term debt obligations. The issuers of the fund’s portfolio securities may include domestic and foreign corporations, partnerships, trusts or similar entities, and governmental entities or their political subdivisions, agencies or instrumentalities. The fund may invest in companies in, or governments of, developing countries. The fund may invest up to 25% of its total assets in securities of issuers domiciled outside the United States or that are denominated in various foreign currencies and multinational currency units.
The fund may engage in various portfolio strategies to seek to enhance income and hedge its portfolio against investment and interest rate risks, including the use of leverage and, to a limited effect, the use of derivative financial instruments. Although the fund is not limited in the types of derivatives it can use, the fund is required to limit its derivatives exposure so that the total notional value of derivatives does not exceed 10% of the fund’s net assets. The fund currently expects that its use of derivatives will consist principally of foreign currency forward contracts.
The fund’s portfolio will be invested without regard to maturity. In connection with its investments in corporate debt securities, or restructuring of investments owned by the fund, the fund may receive warrants or other non-income producing equity securities. The fund may retain such securities, including equity shares received upon conversion of convertible securities, until the Sub-Adviser determines it is appropriate in light of current market conditions to effect a disposition of such securities. The fund also may invest up to 5% of its assets directly in the common stock of junk bond issuers. This percentage will be in addition to any other common stock holdings acquired as part of warrants or “units”, so that the fund’s total common stock holdings could exceed 5% at a particular time. However, the fund currently intends to invest directly in common stocks (including those offered in an initial public offering) to gain sector exposure and when suitable junk bonds are not available for sale. The fund expects to sell the common stock promptly when suitable junk bonds are subsequently acquired.
The fund is permitted to invest in asset-backed securities, including up to 5% of its total assets in CLOs. CLOs and other structured credit investments are generally backed by an asset or a pool of assets (typically senior secured loans, certain subordinated loans and other credit-related assets in the case of a CLOs) which serve as collateral. The cash flows from CLOs and structured credit investments are split into two or more portions, called tranches, varying in risk and yield. The fund and other investors in CLOs and structured finance securities ultimately bear the credit risk of the underlying collateral. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. The fund may invest in any tranche, including the equity tranche. The riskiest portion is the “equity” tranche, which is subordinate to the other tranches in the event of defaults. Senior tranches typically have higher ratings and lower yields than its underlying securities, and may be rated investment grade. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.
At times, the fund expects to utilize financial leverage through borrowings, including the issuance of debt securities, or the issuance of preferred shares or through other transactions, such as reverse repurchase agreements, which have the effect of financial leverage. The fund currently utilizes financial leverage through its $125,000,000 Committed facility pursuant to the BNPP Agreement. The fund generally will not utilize leverage if it anticipates that the fund’s leveraged capital structure would result in a lower return to shareholders than that obtainable over time with an unleveraged capital structure. Use of financial leverage creates an opportunity for increased income and capital growth for the shareholders but, at the same time, creates special risks, and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed.
In selecting investments for the fund’s portfolio, the Sub-Adviser will seek to identify issuers and industries that the Sub-Adviser believes are likely to experience stable or improving financial conditions. The Sub-Adviser believes that this strategy should enhance the fund’s ability to earn high current income while also providing opportunities for capital growth. The Sub-Adviser’s analysis may include consideration of general industry trends, the issuer’s managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. The Sub-Adviser may also consider relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects. Of course there can be no assurances that this strategy will be successful. The fund will seek its secondary objective of capital growth by investing in securities that the Sub-Adviser expects may appreciate in value as a result of favorable developments affecting the business or prospects of the issuer, which may improve the issuer’s financial condition and credit rating, or as a result of declines in long-term interest rates. In certain market conditions, the Sub-Adviser may determine that securities rated investment grade (i.e., at least Baa by Moody’s or BBB by S&P or comparably rated by another Rating

ADDITIONAL INFORMATION (Unaudited) (continued)
Agency) offer significant opportunities for high income and capital growth. In such conditions, the fund may invest less than 65% of its total assets in lower grade income securities of U.S. issuers. In addition, the fund may implement various temporary “defensive” strategies at times when the Sub-Adviser determines that conditions in the markets make pursuing the fund’s basic investment strategy inconsistent with the best interests of its shareholders. These strategies may include investing all or a portion of the fund’s assets in higher-quality debt securities.
Principal Risk Factors
An investment in the fund involves special risk considerations, which are described below. The fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a vehicle for short-term trading purposes. An investment in the fund may be speculative and it involves a high degree of risk. The fund should not constitute a complete investment program. Due to the uncertainty in all investments, there can be no assurance that the fund will achieve its investment objectives. Different risks may be more significant at different times depending on market conditions. Your shares at any point in time may be worth less than your original investment.
High Yield Securities Risk. Below investment grade instruments are commonly referred to as “junk” or “high yield” instruments and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Below investment grade instruments, though generally higher yielding, are characterized by higher risk. These instruments are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. The secondary market for below investment grade instruments may not be as liquid as the secondary market for more highly rated instruments, a factor which may have an adverse effect on the fund’s ability to dispose of a particular security. There are fewer dealers in the market for high yield instruments than for investment grade instruments. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger for high-yield securities than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade instruments could contract, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of below investment grade instruments, especially in a market characterized by a low volume of trading.
Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of below investment grade instruments held by the fund, thereby reducing the value of an investment in the fund’s shares. In addition, default, or the market’s perception that an issuer is likely to default, may cause the fund to incur expenses, including legal expenses, in seeking recovery of principal or interest on its portfolio holdings, including litigation to enforce the fund’s rights. In any reorganization or liquidation proceeding relating to a portfolio company, the fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer. The Sub-Adviser’s judgment about the credit quality of an issuer and the relative value of its securities may prove to be wrong. In addition, not only may the fund lose its entire investment on one or more instruments, fund shareholders may also lose their entire investments in the fund. Investments in below investment grade instruments may present special tax issues for the fund to the extent that the issuers of these securities default on their obligations pertaining thereto, and the U.S. federal income tax consequences to the fund as a holder of such securities may not be clear.
Because of the greater number of investment considerations involved in investing in below investment grade instruments, the ability of the fund to meet its investment objectives depends more on the Sub-Adviser’s judgment and analytical abilities than would be the case if the portfolio invested primarily in securities in the higher rating categories. While the Sub-Adviser will attempt to reduce the risks of investing in below investment grade instruments through active portfolio management, diversification, credit analysis and attention to current developments and trends in the economy and the financial markets, there can be no assurance that a broadly diversified portfolio of such instruments would substantially lessen the risks of defaults brought about by an economic downturn or recession.
Distressed Securities Risk. The fund may invest in credit instruments of distressed or defaulted issuers. Such instruments may be rated in the lower rating categories (Caa1 or lower by Moody’s, or CCC+ or lower by S&P or Comparably rated by another Rating Agency) or, if unrated, are considered by the Sub-Adviser to be of comparable quality. For these securities, the risks associated with below investment grade instruments are more pronounced. Instruments rated in the lower rating categories are subject to higher credit risk with extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or to be in default or not current in the payment of interest or principal. Ratings may not accurately reflect the actual credit risk associated with a corporate security.
Investing in distressed or defaulted securities is speculative and involves substantial risks. The fund may make such investments when, among other circumstances, the Sub-Adviser believes it is reasonably likely that the issuer of the distressed or defaulted securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the fund will receive new securities in return for the distressed or defaulted securities. There can be no assurance, however, that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which the fund makes its investment in distressed or defaulted securities and the time that any such exchange offer or plan of reorganization is completed, if at all. During this period, it is unlikely that the fund would receive any interest payments on the distressed or defaulted securities, the fund would be subject to significant uncertainty whether the exchange offer or plan of reorganization will be completed and the fund may be required to bear certain

ADDITIONAL INFORMATION (Unaudited) (continued)
extraordinary expenses to protect and recover its investment. The fund also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by the distressed or defaulted securities will eventually be satisfied (e.g., through a liquidation of the issuer’s assets, an exchange offer or plan of reorganization involving the distressed or defaulted securities or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to distressed or defaulted securities held by the fund, there can be no assurance that the securities or other assets received by the fund in connection with the exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made, or no value.
Fixed-Income Market Risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). Federal Reserve policy in response to market conditions, including with respect to interest rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Policy and legislative changes world-wide are affecting many aspects of financial regulation. The impact of these changes on the markets and the practical implications for market participants may not be fully known for some time.
Interest Rate Risk. Prices of bonds and other fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund’s investments in these securities to decline. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. It is difficult to predict the pace at which central banks or monetary authorities may increase (or decrease) interest rates or the timing, frequency, or magnitude of such changes. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the values of already-issued fixed rate instruments generally rise. However, when interest rates fall, the fund’s investments in new securities may be at lower yields and may reduce the fund income. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. Unlike investment grade bonds, however, the prices of high yield bonds may fluctuate unpredictably and not necessarily inversely with changes in interest rates. Changing interest rates, may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance.
Credit Risk. Credit risk is the risk that one or more fixed-income instruments in the fund’s portfolio will decline in price, or the issuer or obligor thereof will fail to pay interest or repay principal when due, because the issuer or obligor experiences a decline or there is a perception of a decline in its financial status. Below investment grade instruments involve greater credit risk than investment grade instruments.
Liquidity Risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund’s net asset value per share may fall dramatically, even during periods of declining interest rates. Other market developments can adversely affect fixed-income securities markets. Regulations and business practices, for example, have led some financial intermediaries to curtail their capacity to engage in trading (i.e., “market making”) activities for certain fixed-income securities, which could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). The market for below investment grade securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline. Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities. No active trading market may exist for some of the floating rate loans in which the fund invests and certain loans may be subject to restrictions on resale. Because some floating rate loans that the fund invests in may have a more limited secondary market, liquidity risk is more pronounced for the fund than for mutual funds that invest primarily in other types of fixed-income instruments or equity securities.
CLO Risk. Holders of CLOs and other types of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The fund may have the right to receive payments only from the issuers of the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the investment’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining such financing, which may adversely affect the value of the structured products owned by the fund.

ADDITIONAL INFORMATION (Unaudited) (continued)
Collateralized debt obligations, such as CLOs, may be thinly traded or have a limited trading market. CLOs are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CLOs may be characterized by the fund as illiquid securities, especially investments in mezzanine and subordinated/equity tranches of CLOs; however, an active dealer market may exist for certain investments and more senior CLO tranches, which would allow such securities to be considered liquid in some circumstances. In addition to the general risks associated with credit instruments, CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the class of CLO held by the fund is subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Floating Rate Loan Risk. Unlike publicly traded common stocks which trade on national exchanges, there is no central market or exchange for loans to trade. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. The secondary market for floating rate loans also may be subject to irregular trading activity and wide bid/ask spreads. The lack of an active trading market for certain floating rate loans may impair the ability of the fund to realize full value in the event of the need to sell a floating rate loan and may make it difficult to value such loans. There may be less readily available, reliable information about certain floating rate loans than is the case for many other types of securities, and the fund’s portfolio managers may be required to rely primarily on their own evaluation of a borrower’s credit quality rather than on any available independent sources. The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the issuer’s obligations in the event of non-payment of scheduled interest or principal or may be difficult to readily liquidate. In the event of the bankruptcy of a borrower, the fund could experience delays or limitations imposed by bankruptcy or other insolvency laws with respect to its ability to realize the benefits of the collateral securing a loan. The floating rate loans in which the fund invests typically will be below investment grade quality and, like other below investment grade securities, are inherently speculative. As a result, the risks associated with such floating rate loans are similar to the risks of below investment grade securities, although senior loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured. Floating rate loans may not be considered to be “securities” for purposes of the anti-fraud protections of the federal securities laws, including those with respect to the use of material non-public information, so that purchasers, such as the fund, may not have the benefit of these protections.
Market Risk. The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 contributed to increased volatility in global markets and affected certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.
Management Risk. The fund is subject to management risk because the Sub-Adviser actively manages the fund. The Sub-Adviser and the fund’s portfolio managers will apply investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that these will produce the desired results.
Leverage Risk. The use of leverage by the fund creates an opportunity for increased net income and capital growth for the fund’s shares, but, at the same time, creates special risks. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. Leverage creates risks for holders of the fund’s shares including the likelihood of greater volatility of net asset value and market price of the fund’s shares and the risk that fluctuations in interest rates on borrowings may affect the return to the holders of the fund’s shares. To the extent the income or capital growth derived from securities purchased with funds received from leverage exceeds the cost of leverage, the fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital growth from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return to the fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, the Sub-Adviser in its best judgment may nevertheless determine to maintain the fund’s leveraged position if it deems such action to be appropriate under the circumstances. During periods in which the fund is utilizing financial leverage, the investment management and administration fee, which is payable to the Adviser as a percentage of the fund’s Managed Assets, will be higher than if the fund did not utilize a leveraged capital structure. Under the BNPP Agreement, the fund is subject to certain covenants, including those relating to asset coverage and portfolio composition requirements. It is not anticipated that these covenants will impede the Sub-Adviser in managing the fund’s portfolio in accordance with the fund’s investment objectives and policies.
Use of Derivatives Risk. The fund is subject to additional risks with respect to the use of derivatives. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than

ADDITIONAL INFORMATION (Unaudited) (continued)
their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the fund’s performance. If the fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the fund’s return or result in a loss. The fund also could experience losses if its derivatives were poorly correlated with the underlying instruments or the fund’s other investments, or if the fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. Additionally, some derivatives the fund may use may involve economic leverage, which may increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index, currency, futures contract, or other economic variable.
Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as OTC derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. In contrast, no clearing agency guarantees OTC derivatives. Therefore, many of the regulatory protections afforded participants on organized exchanges for futures contracts and exchange-traded options, such as the performance guarantee of an exchange clearing house, are not available in connection with OTC derivative transactions. As a result, each party to an OTC derivative bears the risk that the counterparty will default. Accordingly, the Sub-Adviser will consider the creditworthiness of counterparties to OTC derivatives in the same manner as it would review the credit quality of a security to be purchased by the fund. OTC derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.
Forward Foreign Currency Exchange Contracts. The fund may enter into forward foreign currency exchange contracts in order to protect against possible losses on foreign investments resulting from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price and for an amount set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has a deposit requirement, and no commissions are charged at any stage for trades. Generally, secondary markets do not exist for forward contracts, with the result that closing transactions can be made for forward contracts only by negotiating directly with the counterparty to the contract. As with other over-the-counter derivatives transactions, forward contracts are subject to the credit risk of the counterparty. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. However, forward foreign currency exchange contracts may limit potential gains which could result from a positive change in such currency relationships.
The federal income tax treatment of payments in respect of certain derivatives contracts is unclear. Fund shareholders may receive distributions that are attributable to derivatives contracts that are treated as ordinary income for federal income tax purposes.
Rule 18f-4 under the Act, effective in August 2022, regulates the use of derivatives by the fund. Pursuant to the rule, the fund is deemed to be a “limited” user of derivatives and is required to limit its derivatives exposure so that the total notional value of derivatives does not exceed 10% of fund’s net assets. The fund also is subject to certain reporting requirements.
Foreign Investment Risk. To the extent the fund invests in foreign securities, the fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund.
Foreign Currency Risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Foreign currencies, particularly the currencies of emerging market countries, are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.
Equity Securities Risk. To the extent the fund invests directly in common stock of junk bond issuers or acquires equity securities or warrants incidental to its investments in credit instruments, it will be subject to the risks associated with those types of investments.
Common Stock Risk. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. A security’s market value also may decline because of factors that affect a particular industry, such as labor shortages or increased production costs and competitive conditions within an industry, or factors that affect a particular company, such as management performance, financial leverage, and reduced demand for the company’s products or services.

ADDITIONAL INFORMATION (Unaudited) (continued)
Preferred Stock Risk. There are special risks associated with investing in preferred stocks, including:
●Deferral and Omission. Preferred stocks may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. If the fund owns a preferred stock that is deferring its distributions, the fund may be required to report income for tax purposes although it has not yet received such income.
●Subordination. Preferred stocks generally are subordinated to loans and other debt instruments in a company’s capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than loans and other debt instruments.
●Limited Voting Rights. Generally, preferred stockholders (such as the fund) have no voting rights with respect to the issuing company unless, among other things, preferred dividends have been in arrears for a specified number of periods, at which time the preferred stockholders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred stockholders no longer have voting rights. In the case of trust preferred securities, holders generally have no voting rights, except if (i) the issuer fails to pay dividends for a specified period of time or (ii) a declaration of default occurs and is continuing.
●Special Redemption Rights. In certain varying circumstances, an issuer of preferred stock may redeem the securities prior to a specified date. For instance, for certain types of preferred stocks, a redemption may be triggered by certain changes in U.S. federal income tax or securities laws. As with call provisions, a special redemption by the issuer may negatively impact the return of the security held by the fund.
Convertible Securities Risk. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock or another security. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer. Although to a lesser extent than with fixed rate debt securities, the market value of convertible securities tends to decline as interest rates increase. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock or other security. Although convertible securities provide for a stable stream of income, they are subject to the risk that their issuers may default on their obligations. Convertible securities also offer the potential for capital appreciation through the conversion feature, although there can be no assurance of capital appreciation because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. Synthetic convertible securities are subject to additional risks, including risks associated with derivatives.
Warrants and Rights Risk. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock. An investment in warrants would not entitle the fund to receive dividends or exercise voting rights.
U.S. Government Debt Securities Risk. U.S. government debt securities generally do not involve the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. government debt securities are generally lower than the yields available from other securities. Like other debt securities, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the fund’s net asset value. Since the magnitude of these fluctuations will generally be greater at times when the fund’s average maturity is longer, under certain market conditions the fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.
Risk of Market Price Discount from Net Asset Value. Shares of closed-end funds, such as the fund, frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that net asset value could decrease as a result of investment activities. The fund cannot predict whether its shares will trade at, above or below net asset value.
Cybersecurity Risk. The fund and its service providers are susceptible to operational and information security risks due to cybersecurity incidents. In general, cybersecurity incidents can result from deliberate attacks or unintentional events. Cybersecurity attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make services unavailable to intended users). Cybersecurity incidents affecting the Adviser or Sub-Adviser or other service providers, as well as financial intermediaries, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, including by interference with the fund’s ability to calculate its net asset value; impediments to trading for the fund’s portfolio; the inability of shareholders to transact business with the fund; violations of applicable privacy, data security or other laws; regulatory fines and penalties; reputational damage; reimbursement or other compensation or remediation costs; legal fees; or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the fund invests, counterparties with which the fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions and other parties. While information risk management systems and business continuity plans have been developed which are designed to

ADDITIONAL INFORMATION (Unaudited) (continued)
reduce the risks associated with cybersecurity, there are inherent limitations in any cybersecurity risk management systems or business continuity plans, including the possibility that certain risks have not been identified.
Given the risks described above, an investment in the fund may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the fund.
Recent Changes & Supplemental Information
During the fiscal year ended March 31, 2025, there were (i) no material changes to the fund’s investment objectives and policies that have not been approved by shareholders, (ii) no changes in the fund’s trust instrument or by-laws that would delay or prevent a change of control of the fund that have not been approved by shareholders, (iii) no material changes to the principal risk factors associated with investments in the fund, and (iv) no changes in the persons who are primarily responsible for the day-to-day management of the fund’s portfolio.

IMPORTANT TAX INFORMATION (Unaudited)
For federal tax purposes, the fund reports the maximum amount allowable but not less than 67.80% as interest-related dividends in accordance with Section 87(k)(1) and 881(e) of the Internal Revenue Code.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT MANAGEMENT, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)
At a meeting of the fund’s Board of Trustees (the “Board”) held on February 26-27, 2025, the Board considered the renewal of the fund’s Investment Management and Administration Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, and the Sub-Investment Advisory Agreement (together with the Investment Management and Administration Agreement, the “Agreements”), pursuant to which Alcentra NY, LLC (the “Sub-Adviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.
Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY fund complex, including the fund. The Adviser noted that the fund is a closed-end fund without daily inflows and outflows of capital and provided the fund’s asset size.
The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Sub-Adviser.
Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper (“Lipper”), which included information comparing (1) the fund’s performance with the performance of a group of leveraged closed-end high yield funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all leveraged closed-end high yield funds (the “Performance Universe”), all for various periods ended December 31, 2024, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of funds consisting of all leveraged closed-end high yield funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.
Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies and the extent and manner in which leverage is employed that may be applicable to the fund and comparison funds and the end date selected. The Board also considered the fund’s performance in light of overall financial market conditions. The Board discussed with representatives of the Adviser and the Sub-Adviser the results of the comparisons and considered that the fund’s total return performance, on a net asset value basis, was below the Performance Group median for all periods, and was above or equal to the Performance Universe median for the one- and two-year periods, and was below the Performance Universe median for all other periods. The Board also considered that the fund’s total return performance, on a market price basis, was above the Performance Group and Performance Universe medians for the one- and two-year periods, and was below the Performance Group and Performance Universe medians for all other periods. The Board considered that the fund’s yield performance, on a net asset value basis, was above the Performance Group and Performance Universe medians for seven of the ten one-year periods ended December 31st. The Board also considered that the fund’s yield performance, on a market price basis, was above or equal to the Performance Group median for seven of the ten one-year periods ended December 31st and was above the Performance Universe median for six of the ten one-year periods ended December 31st. The Board considered the relative proximity of the fund’s performance to the Performance Group and/or Performance Universe medians in certain periods when performance was below median. The Adviser also provided a comparison of the fund’s calendar year total returns, on a net asset value basis, to the returns of the fund’s benchmark indices, and it was noted that the fund’s returns were above the returns of the indices in six of the ten calendar years shown.
Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services and the sub-advisory services provided by the Adviser and the Sub-Adviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.
The Board considered that, based on common assets alone, the fund’s contractual management fee was the same as the Expense Group median contractual management fee, the fund’s actual management fee was slightly lower than the Expense Group median and lower than the Expense Universe median actual management fee, and the fund’s total expenses were lower than the Expense Group median and slightly higher than the Expense Universe median total expenses. The Board also considered that, based on common assets and leveraged assets together, the fund’s actual management fee was slightly lower than the Expense Group median and lower than the Expense Universe median actual management fee, and the fund’s total expenses were slightly lower than the Expense Group median and slightly lower than the Expense Universe median total expenses.
Representatives of the Adviser noted that there were no other funds advised by the Adviser that are in the same Lipper category as the fund or separate accounts and/or other types of client portfolios advised by the Adviser or the Sub-Adviser that are considered to have similar investment strategies and policies as the fund.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT MANAGEMENT, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)
The Board considered the fee payable to the Sub-Adviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Sub-Adviser and the Adviser. The Board also took into consideration that the Sub-Adviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.
Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.
The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Sub-Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Sub-Adviser’s profitability to be materially relevant to its deliberations. Representatives of the Adviser stated that, because the fund is a closed-end fund without daily inflows and outflows of capital, there were not significant economies of scale at this time to be realized by the Adviser in managing the fund’s assets. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.
At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.
●The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser are satisfactory and appropriate.
●The Board generally was satisfied with the fund’s performance.

●The Board concluded that the fees paid to the Adviser and the Sub-Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.
●The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Investment Management and Administration Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.
In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Sub-Adviser, of the Adviser and the Sub-Adviser and the services provided to the fund by the Adviser and the Sub-Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

BOARD MEMBER INFORMATION (Unaudited)
Independent Board Members
Joseph S. DiMartino (81)
Chairman of the Board (1998)
Current term expires in 2026
Principal Occupation During Past 5 Years:
●Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (1995-Present)
Other Public Company Board Memberships During Past 5 Years:
●CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-May 2023)
No. of Portfolios for which Board Member Serves: 73

Francine J. Bovich (73)
Board Member (2011)
Current term expires in 2027
Principal Occupation During Past 5 Years:
●The Bradley Trusts, private trust funds, Trustee (2011-Present)
Other Public Company Board Memberships During Past 5 Years:
●Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)
No. of Portfolios for which Board Member Serves: 62

Andrew J. Donohue (74)
Board Member (2019)
Current term expires in 2026
Principal Occupation During Past 5 Years:
●Attorney, Solo Law Practice (2019-Present)
●Shearman & Sterling LLP, a law firm, Of Counsel (2017-2019)
●Chief of Staff to the Chair of the SEC (2015-2017)
No. of Portfolios for which Board Member Serves: 36

Bradley Skapyak (66)
Board Member (2021)
Current term expires in 2027
Principal Occupation During Past 5 Years:
●Chief Operating Officer and Director of The Dreyfus Corporation (2009-2019)
●Chief Executive Officer and Director of The MBSC Securities Corporation (2016-2019)
●Chairman and Director of The Dreyfus Transfer Agent, Inc. (2011-2019)
●Senior Vice President of The Bank of New York Mellon (2007-2019)
No. of Portfolios for which Board Member Serves: 16

Roslyn M. Watson (75)
Board Member (1998)
Current term expires in 2025
Principal Occupation During Past 5 Years:
●Watson Ventures, Inc., a real estate investment company, Principal (1993-Present)
No. of Portfolios for which Board Member Serves: 36

Benaree Pratt Wiley (78)
Board Member (1998)
Current term expires in 2025
Principal Occupation During Past 5 Years:
●The Wiley Group, a firm specializing in strategy and business development, Principal (2005-Present)
Other Public Company Board Memberships During Past 5 Years:
●CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)
●Blue Cross-Blue Shield of Massachusetts, Director (2004-December 2020)
No. of Portfolios for which Board Member Serves: 47

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286.

OFFICERS OF THE FUND (Unaudited)
DAVID DIPETRILLO, President since January 2021.
Vice President and Director of the Adviser since February 2021; Head of North America Distribution, BNY Investments since February 2023; and Head of North America Product, BNY Investments from January 2018 to February 2023. He is an officer of 46 investment companies (comprised of 87 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 47 years old and has been an employee of BNY since 2005.
JAMES WINDELS, Treasurer since November 2001.
Director of the Adviser since February 2023; Vice President of the Adviser since September 2020; and Director–BNY Fund Administration. He is an officer of 47 investment companies (comprised of 104 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 66 years old and has been an employee of the Adviser since April 1985.
PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.
Chief Legal Officer of the Adviser and Associate General Counsel of BNY since July 2021; Senior Managing Counsel of BNY from December 2020 to July 2021; and Managing Counsel of BNY from March 2009 to December 2020. He is an officer of 47 investment companies (comprised of 104 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of BNY since April 2004.
SARAH S. KELLEHER, Secretary since April 2024 and Vice President since April 2014.
Vice President of BNY Mellon ETF Investment Adviser, LLC since February 2020; Senior Managing Counsel of BNY since September 2021; and Managing Counsel of BNY from December 2017 to September 2021. She is an officer of 47 investment companies (comprised of 104 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 49 years old and has been an employee of BNY since March 2013.
DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.
Managing Counsel of BNY since December 2021; and Counsel of BNY from August 2018 to December 2021. She is an officer of 47 investment companies (comprised of 104 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 34 years old and had been an employee of BNY since August 2013.
LISA M. KING, Vice President and Assistant Secretary since March 2024.
Counsel of BNY since June 2023; and Regulatory Administration Group Manager at BNY Asset Servicing from February 2016 to June 2023. She is an officer of 47 investment companies (comprised of 104 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 57 years old and has been an employee of BNY since February 2016.
JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.
Senior Managing Counsel of BNY. He is an officer of 47 investment companies (comprised of 104 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 59 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.
Managing Cousnel of BNY since March 2024 and Counsel of BNY from June 2019 to February 2024; She is an officer of 47 investment companies (comprised of 104 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 40 years old and has been an employee of BNY since June 2012.
DANIEL GOLDSTEIN, Vice President since March 2022.
Head of Product Development of North America Distribution, BNY Investments since January 2018; Executive Vice President of North America Product, BNY Investments since April 2023; and Senior Vice President, Development & Oversight of North America Product, BNY Investments from 2010 to March 2023. He is an officer of 46 investment companies (comprised of 87 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of BNY Mellon Securities Corporation since 1991.
JOSEPH MARTELLA, Vice President since March 2022.
Vice President of the Adviser since December 2022; Head of Product Management of North America Distribution, BNY Investments since January 2018; Executive Vice President of North America Product, BNY Investments since April 2023; and Senior Vice President of North America Product, BNY Investments from 2010 to March 2023. He is an officer of 46 investment companies (comprised of 87 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 48 years old and has been an employee of BNY Mellon Securities Corporation since 1999.
ROBERTO G. MAZZEO, Assistant Treasurer since June 2024.
Financial Reporting Manager–BNY Fund Administration. He is an officer of 47 investment companies (comprised of 104 portfolios) managed by the Adviser or an affilaite of the Adviser. He is 44 years old and has been an employee of the Adviser since October 2006.
GAVIN C. REILLY, Assistant Treasurer since December 2005.
Tax Manager–BNY Fund Administration. He is an officer of 47 investment companies (comprised of 104 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since April 1991.
ROBERT SALVIOLO, Assistant Treasurer since July 2007.
Senior Accounting Manager–BNY Fund Administration. He is an officer of 47 investment companies (comprised of 104 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 58 years old and has been an employee of the Adviser since June 1989.
ROBERT SVAGNA, Assistant Treasurer since December 2002.
Senior Accounting Manager–BNY Fund Administration. He is an officer of 47 investment companies (comprised of 104 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since November 1990.

OFFICERS OF THE FUND (Unaudited) (continued)
JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.
Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is the Chief Compliance Officer of 45 investment companies (comprised of 90 portfolios) managed by the Adviser. He is 67 years old.

OFFICERS AND TRUSTEES
BNY Mellon High Yield Strategies Fund
240 Greenwich Street
New York, NY 10286
Trustees
Independent Board Members:
Joseph S. DiMartino, Chairman
Francine J. Bovich
Andrew J. Donohue
Bradley Skapyak
Roslyn M. Watson
Benaree Pratt Wiley
Officers
President
David DiPetrillo
Chief Legal Officer
Peter M. Sullivan
Vice President and Secretary
Sarah S. Kelleher
Vice Presidents and Assistant Secretaries
Deirdre Cunnane
Lisa M. King
Jeff Prusnofsky
Amanda Quinn
Treasurer
James Windels
Vice Presidents
Daniel Goldstein
Joseph Martella
Assistant Treasurers
Roberto G. Mazzeo
Gavin C. Reilly
Robert Salviolo
Robert Svagna
Chief Compliance Officer
Joseph W. Connolly
Portfolio Managers
Chris Barris
Kevin Cronk
Adviser
BNY Mellon Investment Adviser, Inc.
Sub-Adviser
Alcentra NY, LLC
Custodian
The Bank of New York Mellon
Counsel
K&L Gates LLP
Transfer Agent, Registar and Dividend Disbursing Agent
Computershare Inc.
Stock Exchange Listing
NYSE Symbol: DHF
Initial SEC Effective Date
4/23/98
The fund’s net asset value per share appears in the following publications: Barron’s, Closed-End Bond Funds section under the heading “Bond Funds” every Monday; The Wall Street Journal, Mutual Funds section under the heading “Closed-End Bond Funds” every Monday.
Notice is hereby given in accordance with Section 23(c) of the Act that the fund may purchase shares of its beneficial interest in the open market when it can do so at prices below the then current net asset value per share.

For More Information
BNY Mellon High Yield Strategies Fund
240 Greenwich Street
New York, NY 10286
Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286
Sub-Adviser
Alcentra NY, LLC
One Madison Avenue
Suite 1600
New York, NY 10010
Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
Transfer Agent & Registrar
Computershare Inc.
480 Washington Boulevard
Jersey City, NJ 07310
Dividend Disbursing Agent
Computershare Inc.
P.O. Box 30170
College Station, TX 77842

Ticker Symbol: DHF

For more information about the fund, visit https://bny.com/investments/closed-end funds. Here you will find the fund’s most recently available quarterly fact sheets and other information about the fund. The information posted on the fund’s website is subject to change without notice.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.
A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended March 31 is available at www.bny.com/investments and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

0430AR0325

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.	Audit Committee Financial Expert.

The Registrant's Board has determined that Bradley J. Skapyak, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. Skapyak is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.	Principal Accountant Fees and Services.

(a)       Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $110,300 in 2024 and $112,600 in 2025.

(b)       Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $5,800 in 2024 and $6,000 in 2025. These services consisted of security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2024 and $0 in 2025.

(c)       Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $0 in 2024 and $0 in 2025. These services consisted of U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2024 and $0 in 2025.

(d)       All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2024 and $0 in 2025.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2024 and $0 in 2025.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)       None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $4,074,591 in 2024 and $5,102,266 in 2025.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

(i)       Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10.	Remuneration Paid to Directors, Officers, and Others for Open-End Management Investment Companies.

Not applicable.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

SUMMARY OF THE REGISTRANT'S PROXY VOTING POLICY AND PROCEDURES

Due to the nature of the investments held in connection with the Registrant's investment strategy, the Registrant does not anticipate regular proxy voting activity. If presented with a proxy voting opportunity, Alcentra will seek to make voting decisions that are consistent with its proxy voting policy and procedures. The Registrant does not currently participate in a securities lending program.

The Registrant's Board of Trustees has adopted the following procedures with respect to proxy voting by the Registrant.

Delegation of Proxy Voting Responsibility and Adoption of Proxy Voting Procedures

The Board has delegated the authority to vote proxies of companies held in the Registrant's portfolio to the Registrant's sub-investment adviser, Alcentra NY, LLC ("Alcentra"), as described below. BNY Mellon Investment Adviser, Inc. ("BNYIA") serves as the Registrant's investment adviser.

In addition, the Board has adopted Alcentra's proxy voting procedures pursuant to which proxies of companies held in the Registrant's portfolio will be voted.

Proxy Voting Operations

The Registrant has engaged Institutional Shareholder Services Inc. ("ISS") as its proxy voting agent to administer the ministerial, non-discretionary elements of proxy voting and reporting.

Voting Shares of Certain Registered Investment Companies

Under certain circumstances, when the Registrant owns shares of another registered investment company (an "Acquired Fund"), the Registrant may be required by the Investment Company Act of 1940, as amended (the "1940 Act") or the rules thereunder, or exemptive relief from the 1940 Act and/or the rules thereunder, to vote such Acquired Fund shares in a certain manner, such as voting the Acquired Fund shares in the same proportion as the vote of all other shareholders of such Acquired Fund.

Securities on Loan

The Registrant may participate in a securities lending program to generate income for its portfolio. Generally, the voting rights pass with the securities on loan and any securities on loan as of a record date cannot be voted by the Registrant. In certain circumstances, BNYIA may seek to recall a security on loan before a record date in order to cast a vote (for example, if Alcentra determines, based on the information available at the time, that there is a material proxy event that could affect the value of the loaned security and recalling the security for voting purposes would be in the best interest of the Registrant). However, BNYIA anticipates that, in most cases, the potential income the Registrant may derive from a loaned security would outweigh the benefit the Registrant could receive from voting the security. In addition, the ability to timely recall securities on loan is not entirely within the control of BNYIA or Alcentra. Under certain circumstances, the recall of securities in time for such securities to be voted may not be possible due to applicable proxy voting record dates occurring before the proxy statements are released or other administrative considerations.

Policies and Procedures; Oversight

The Registrant's Chief Compliance Officer is responsible for confirming that Alcentra has adopted and implemented written policies and procedures that are reasonably designed to ensure that the Registrant's proxies are voted in the best interests of the Registrant. In addition, the adequacy of such policies and procedures are reviewed at least annually, and proxy voting for the Registrant is monitored to ensure compliance with Alcentra's procedures, as applicable, such as by sampling votes cast for the Registrant, including routine proposals as well as those that require more analysis, to determine whether they complied with Alcentra's Proxy Voting Procedures.

Review of Proxy Voting

BNYIA reports annually to the Board on the Registrant's proxy voting, including information regarding: (1) proxy voting proposals that were voted; (2) proxy voting proposals that were voted against the management company's recommended vote, but in accordance with the applicable proxy voting guidelines; and (3) proxy voting proposals that were not voted, including the reasons the proxy voting proposals were not voted.

Availability of Proxy Voting Records

Pursuant to Rule 30b1-4 under the 1940 Act, the Registrant is required to file its complete proxy voting record with the SEC on Form N-PX not later than August 31st of each year for the most recent twelve-month period ended June 30th. In addition, this information is available, by August 31st of each year, at www.bny.com/investments. The Registrant has delegated the responsibility for gathering this information, filing Form N-PX and posting voting information to the website to BNYIA, with the assistance of ISS.

SUMMARY OF ALCENTRA'S PROXY VOTING POLICY AND PROCEDURES

A.	Introduction/General Principles

In accordance with the Firm's fiduciary duty to vote proxies and consents and otherwise make determinations in the best interests of the Firm's Clients, including but not limited to Rule 206(4)-6 under the Advisers Act, the overriding principle of the Firm's proxy and/or other voting (and similar actions and determinations) is to maximize the financial interests of its Clients. For avoidance of doubt, these Proxy Voting and Other Voting or Consent/ Action Policies and Procedures applies to any proxy and any other shareholder or beneficial owner vote, consent, action or similar determination, including a vote, consent or action with respect to a private company that does not involve a public proxy and certain consents or other actions relating to debt or other instruments, such as waivers of covenant breaches or amendments to governing documents (all of which are referred to herein as "Voting, Consent and/or Action Matters").

It is the policy of the Firm in Voting, Consent and/or Action Matters to consider and vote or otherwise act with respect to each proposal with the objective of maximizing investment returns for Clients on a Client-by-Client basis. These guidelines address a broad range of issues, including, for example, board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting, consent and action parameters on issues that arise most frequently. The Firm may, however, vote, consent and/or act in a manner that is contrary to the following general guidelines if it believes that it would be in Clients' best interest to do so, and the Firm makes such determination on a Client-by-Client basis.

The Chief Compliance Officer has the responsibility to administer these Proxy Voting and Other Voting or Consent/Action Policies and Procedures and to monitor Voting, Consent and/or Action Matters for any conflicts of interest, regardless of whether they are actual or perceived. For example, the Firm or its Supervised Persons may take positions outside of the Clients through one or more proprietary accounts or funds or personal accounts and, therefore, situations may arise where there would be a conflict between maximizing investment returns for one or more Clients and the Firm's or a Supervised Person's interests. In addition, Clients may invest in different layers of the capital structure of a portfolio company, issuer or borrower (for example, a certain Client

(i) may own debt of a portfolio company, issuer or borrower while another Client may own equity in the same portfolio company, issuer or borrower, (ii) may own debt of a portfolio company, issuer or borrower while another Client may own a different tranche or other class or issue of debt of the same portfolio company, issuer or borrower, and/or (iii) may own equity of a portfolio company, issuer or borrower while another Client may own a different equity security of the same portfolio company, issuer or borrower). Furthermore, a Client may participate in debt originated to finance the acquisition by other Clients of an equity or other interest in an issuer or borrower. To the extent a work out, reorganization or other major corporate event occurs with respect to any such portfolio company, issuer or borrower, conflicts may exist between or among the Clients invested in such portfolio company, issuer or borrower.

All Voting, Consent and/or Action Matters will require a mandatory conflicts of interest review by the Chief Compliance Officer in accordance with these Proxy Voting and Other Voting or Consent/Action Policies and Procedures, which will include consideration of whether (i) the Firm, (ii) any investment professional or other person within the Firm recommending how to vote, (iii) only one Client or multiple Clients of the Firm, and/or (iv) the Firm's affiliates and their clients has an interest in the Voting, Consent and/or Action Matters that may present a conflict of interest. As noted above, in all such cases, maximizing investment returns for Clients on a Client-by-Client basis is paramount. As such, the Firm may cast different votes or consents or otherwise act in a different manner on behalf of different Clients with respect to the same portfolio company, issuer or borrower.

The Portfolio Manager responsible for any Voting, Consent and/or Action Matter will be responsible for notifying the Chief Compliance Officer in advance of any vote, consent and/or action in a timely manner and must receive advance approval from the Chief Compliance Officer before voting, consenting and/or acting with respect to any such Voting, Consent and/or Action Matter. If at any time any investment professional becomes aware of any potential or actual conflict of interest or perceived conflict of interest regarding any particular Voting, Consent and/or Action Matter, he or she should contact the Chief Compliance Officer. If any investment professional is pressured or lobbied either from within or outside of the Firm with respect to any particular Voting, Consent and/or Action Matters, he or she should contact the Chief Compliance Officer.

If the Chief Compliance Officer determines that an actual or perceived conflict of interest may exist, he shall notify the Chief Operating Officer who will review and evaluate the Voting, Consent and/or Action Matters proposal and the circumstances surrounding the conflict to determine the vote, consent or action, which will be in the best interest of the Clients, in each case on a Client-by-Client basis. In addition, where the Chief Operating Officer deems appropriate, the Firm may utilize (i) separate deal teams, separate outside counsel and other information barriers, internal screens and ethical walls to protect the interests of each Client and (ii) unaffiliated third parties (including without limitation advisory committees and/or independent directors) to help resolve conflicts and/or approve of the Voting, Consent and/or Action Matter. Subject to the organizational and offerings documents of any given Client, the Chief Operating Officer shall have the power to retain independent fiduciaries, consultants, or professionals to assist with Voting, Consent and/or Action Matters and/or to delegate voting, consent or action powers to such fiduciaries, consultants or professionals.

If the Chief Compliance Officer determines that an actual or perceived conflict of interest may exist between maximizing investment returns for one or more Clients and the Firm's or a Supervised Person's interests, the Firm or its Supervised Persons will vote, consent or act with respect to securities or other instruments held in a proprietary account or fund or in a personal account in the best interests of the Clients on a Client-by-Client basis or otherwise abstain from voting, consenting or acting in a manner that is contrary to the best interests of the Clients on a Client-by-Client basis with respect to such securities or other instruments.

In addition, the Firm will maintain all Voting, Consent and/or Action Matters records as described further below. The Firm's Proxy Voting and Other Voting or Consent/Action Policies and Procedures will be reviewed and, as necessary, updated periodically by the Chief Compliance Officer to address new or revised voting, consent or action issues.

Please note that although the Voting, Consent and/or Action Matters process (particularly with respect to proxy voting) is well established in the U.S., Voting, Consent and/or Action Matters with respect to foreign companies may involve a number of logistical problems that have a detrimental effect on the Firm's ability to vote, consent or act. The logistical problems include language barriers, untimely or inadequate notice of shareholder meetings, restrictions on a foreigner's ability to exercise votes, and requirements to vote, consent or act in person. Such Voting, Consent and/or Action Matters are handled on a best-efforts basis given the above logistical problems.

The Firm will make copies of these Proxy Voting and Other Voting or Consent/Action Policies and Procedures available upon request to Clients and, when the Client is a Fund, to the investors in that Fund.

Supervised Persons who receive a Voting, Consent and/or Action Matters proposal will consult with the Portfolio Manager responsible for the investment in the security or other instrument to which the Voting,

Consent and/or Action Matters proposal relates or as otherwise directed by the Chief Compliance Officer. The Portfolio Manager is responsible for making sure the Voting, Consent and/or Action Matters is acted upon in a timely manner (including without limitation an affirmative decision to abstain from voting, consenting or acting).

Subject to potential exceptions applicable to Voting, Consent, and/or Action Matters involving the securities of ERISA Clients, the Portfolio Manager is not required to vote, consent or act with respect to a Voting, Consent and/or Action Matter if the cost of voting, consenting or acting due to special translation, delivery or other facts and circumstances would outweigh the benefit of voting, consenting or acting for one or more Clients. The Portfolio Manager is also not required to vote, consent or act with respect to a Voting, Consent and/or Action Matter if the Portfolio Manager believes the proposal is not adverse to the best interest of any Clients, or, if adverse, the outcome of the Voting, Consent and/or Action Matter is not in doubt. Notwithstanding the foregoing, the decision not to exercise voting power over certain Voting, Consent, and/or Action matters may be reportable on Form N-PX.

Any questions with regard to voting, consenting or acting (or abstaining from voting, consenting or acting) with respect to Voting, Consent and/or Action Matters should be referred to the Chief Compliance Officer.

B.	Guidelines

The following represents a guideline for each of the principal policy issues:

1.	Routine Proposals

Routine proposals include such issues as the approval of auditors, and election of directors. Generally, these proposals will be voted consistent with the recommendation of management. As a matter of policy, it is the Firm's intention to hold corporate officers accountable for actions, either on the basis of specific actions taken as an individual, or as part of a committee, that conflict with the goal of maximizing shareholder value.

2.	Non-Routine Proposals

Non-routine proposals include issues that could have a long-term impact on the way a corporation or other entity handles certain matters. Examples of these proposals include (a) restructuring efforts, (b) changes to the number of directors, (c) name changes, (d) mergers & acquisitions (or equivalent actions,) and (e) changes in the issuance of common or preferred stock, stock options plans, etc. Again, these proposals will be analyzed with a goal of maximizing shareholder value and the interests of the Firm's Clients on a Client-by-Client basis.

3.	Corporate Governance Proposal

This category includes poison pills, golden parachutes, cumulative voting, classified boards, limitations of officer and director liabilities, etc. Generally speaking, these are issues proposed by an entrenched management looking to maximize their own best interests at the expense of shareholders at large. As such, these proposals will usually generate negative responses from the Firm.

4.	Social Issues

These proposals range from divestment from geographical or industrial representation to environmental or other matters, either internal or external. The Firm will consider voting, consenting or acting for issues that have redeeming social merit that neither compromises the company's competitive position within an industry, nor adversely impacts the goal of maximizing shareholder value and the interests of the Firm's Clients on a Client-by-Client basis.

5.	Other Proposals

These proposals, excluding those referenced above, usually deal with subjects such as compensation, employee hiring, and corporate governance issues. These cannot be generalized other than to say that they reflect personal points of view, and typically fall into the category of micro-management, an area that the Firm tends to avoid. These proposals will be viewed in the light of voting, consenting or acting in a manner that the Firm believes maximizes shareholder/investor value and the interests of the Firm's Clients on a Client-by-Client basis.

6.	Conflicts and Split Voting

If a Portfolio Manager (or his or her designee) determines that a material conflict may exist between a Client's interests and the Firm's interest or between two or more Clients' interests, the Portfolio Manager (or his or her designee) shall inform the Chief Compliance Officer of such material conflict. The Chief Compliance Officer shall determine the appropriate course of action in consultation with the Chief Operating Officer, as described above. In addition, where the Chief Operating Officer deems appropriate, separate deal teams, separate outside counsel and other information barriers, internal screens and ethical walls, as well as unaffiliated third parties (including without limitation advisory committees and/or independent directors) may be used to help resolve conflicts and make decisions to protect the interests of each Client. The Firm or its Supervised Persons will vote, consent or act with respect to securities or other instruments held in a proprietary account or fund or in a personal account in the best interests of the Clients on a Client- by-Client basis or otherwise abstain from voting, consenting or acting in a manner that is contrary to the best interests of the Clients on a Client-by-Client basis with respect to such securities or other instruments. In all such cases, maximizing investment returns for Clients on a Client-by- Client basis is paramount.

Situations may arise in which more than one Client invests in different parts of the capital structure of the same company. In those situations, two or more Clients may be invested in strategies having different investment objectives, investment styles, economic positions or portfolio managers. As a result, the Firm may cast different votes or consents or take other different actions on behalf of different Clients. In each case, the Firm will determine the vote, consent or action that the Firm believes is in the best interests of each Client, without regard to the interests of any other Client.

C.	Conflict Management Procedures With Respect to Investments in Certain Real Estate Development Projects

As noted herein, in accordance with the Firm's fiduciary duty pursuant to the Advisers Act and otherwise under law to invest, act, and otherwise make determinations in accordance with what the Firm believes to be in the best interests of each of the Firm's Clients, the Firm has adopted and implements procedures to ensure that it serves the interests of each Client, on a Client-by- Client basis, at all times (i.e., the Firm will at all times act in a manner that it believes to be in the best interests of each Client without regard to the interests of any other Client, or any other affiliate of the Firm).

Also as noted in herein, situations may arise in which more than one Client (or other affiliate of the Firm) may invest in different parts or different layers of the capital structure of a portfolio company, issuer, borrower or other entity. For example, a Client (i) may own debt of a portfolio company, issuer, borrower or other entity while another Client may own equity in the same portfolio company, issuer, borrower or other entity, (ii) may own debt of a portfolio company, issuer, borrower or other entity while another Client may own a different tranche or other class or issue of debt of the same portfolio company, issuer, borrower or other entity, and/or (iii) may own equity of a portfolio company, issuer, borrower or other entity while another Client may own a different equity security of the same portfolio company, issuer, borrower or other entity. As a result, whether at the time of making such investment, or at the time that any vote, consent or other action is required with respect to such investment (such as, for example, at the time of a work-out, reorganization or other major corporate event with respect to any such portfolio company, issuer, borrower or other entity), conflicts may exist between or among the Clients (or other Firm affiliates) investing in or invested in such portfolio company, issuer, borrower or other entity.

Specifically and not in limitation of the procedures set forth elsewhere in this Manual, in order avoid potential conflicts between Clients or other Firm affiliates within the same issuer or borrower's capital structure with regard to certain real estate project development transactions and related real estate project financings (collectively, the "Real Estate Development Projects"), whenever it is reasonably practical to do so in connection with the limited liability companies, limited partnerships, joint ventures, special purpose vehicles and/or other entities formed with respect to the investments made by the Firm on behalf of its Clients in such Real Estate Development Projects (such entities, the "Real Estate Development Project Investment Entities"), if more than one Client or other Firm affiliate has an interest in such Real Estate Development Project that may be in conflict with the interest of another Client or other Firm affiliate in such Real Estate Development Project, the Firm shall seek to have at least one of the Real Estate Development Project Investment Entities managed and controlled by an entity that is not in any manner affiliated with the Firm (an "Independent Party") in order to ensure that, notwithstanding the economic interests in the Real Estate Development Project Investment Entity held by a Client or other Firm affiliate, the Independent Party manages and controls the Real Estate Development Project Investment Entity to ensure the separate management and control of the interests in the Real Estate Development Project held from time to time by Clients and/or other affiliates of the Firm.

In order to implement the foregoing, the Firm and/or its affiliates (1) whenever it is reasonably practical in connection with the formation and documentation of Real Estate Development Project Investment Entities, shall seek to have the limited partnership agreement, limited liability company operating agreement, joint venture agreement and/or other governance document of such Real Estate Development Project Investment Entity (the "Governance Documents") provide that, if any other Client or other affiliate of the Firm has an interest in such Real Estate Development Project, (i) such Independent Party shall serve as the general partner, managing member, or other similar capacity of such Real Estate Development Project Investment Entity and such Independent Party shall exercise all management and control authority with respect thereto in accordance with such Governance Documents, and (ii) in the event that the Firm or any Client or other Firm affiliate has the right pursuant to such Governance Documents to remove such Independent Party as the general partner, managing member or other similar capacity from such role with respect to the Real Estate Development Project Investment Entity, the Firm, the Client or other Firm affiliate may only to so if, not later than thirty (30) days after such removal, the Firm, the Client or other Firm affiliate designates another Independent Party to serve in such capacity (and during such up to thirty (30) day period, the Firm, the Client and/or other Firm affiliate does not exercise any management or control rights with respect to the Real Estate Development Project Investment Entity that relate to the Real Estate Development Project if such exercise of such management or control rights is, or reasonably could be interpreted to be, either not in the best interests of the Real Estate Development Project Investment Entity with respect to the Real Estate Development Project or adverse to the interests in the Real Estate Development Project of any other Client or affiliate of the Firm) and/or (2) whenever the Firm or its affiliates do not include the foregoing conflict protections in the Governance Documents of such Real Estate Development Project Investment Entity, the Firm and its affiliates shall nonetheless, as a matter of internal policy and procedures, act in a manner in full compliance with the provisions set forth in clause (1) of this paragraph.

The paramount conceptual and implementation requirement of the foregoing compliance procedures are to ensure that, in situations where a conflict exists, or could reasonably be interpreted to exist, between Clients or other affiliates of the Firm with respect to Real Estate Development Projects, the Firm and its affiliates shall eliminate (or substantially mitigate) any such conflicts by having an Independent Party exercise all decision making authority with respect to the interests of one of the Clients or other affiliates of the Firm with respect to such Real Estate Development Project through the establishment of a Real Estate Development Project Investment Entity managed and controlled by such Independent Party. This will ensure that, both at the time of such investment and in the event that any decision or other action must be made or determined with respect to the interests in the Real Estate Development Project, the Firm and its affiliates are not placed in the position of having to manage competing and conflicting interests of its Clients or other affiliates, and the Firm may then act in the best interests of the Client or other affiliates for which the Firm has management and/or control rights with respect to the Real Estate Development

Project while the Independent Party exercises separate and independent management and control rights with respect to the Real Estate Development Project through the Real Estate Development Project Investment Entity, including with respect to Real Estate Development Project Investment Entities in which another Client or other affiliate of the Firm may have an economic interest.

D.	Recordkeeping

In accordance with the Firm's Record Policies, the Firm must retain copies of (i) these Proxy Voting and Other Voting or Consent/Action Policies and Procedures and all amendments thereto; (ii) Voting, Consent and/or Action Matters proposals received regarding Client securities and instruments; (iii) records of votes, consents or actions taken on behalf of Clients; (iv) records of Client requests for Voting, Consent and/or

Action Matters information and a copy of any written response by the Firm to any (written or oral) Client request for such information; (v) any documents prepared by the Firm that were material to making a decision on how to vote, consent or act; and (vi) records relating to Voting, Consent and/or Action Matters concerning situations with material conflicts of interest. The information should be retained by the relevant Portfolio Manager and copies sent to the Chief Compliance Officer.

Item 13.	Portfolio Managers for Closed-End Management Investment Companies.

(a)(1) The following information is as of 5/27/2025, the date of the filing of this report:

Chris Barris and Kevin Cronk, CFA, are the Registrant's primary portfolio managers, positions they have held since October 2017and October 2017, respectively.

Mr. Barris joined Alcentra in January 2013 as part of the combination of Alcentra with Standish Mellon Asset Management Company LLC's high yield business, and is a Manager, U.S. Liquids. He is responsible for managing all U.S. and global high yield portfolios and has extensive experience managing a broad range of high yield bond strategies for both institutional and retail funds. Mr. Barris also is responsible for managing Alcentra's multi-asset credit portfolios, including US and European bonds and loans, and has considerable experience in credit analysis with over 21 years of investment experience. Mr. Barris joined Standish Mellon Asset Management Company LLC, an affiliate of BNYIA and Alcentra, in 2005, where he served as a Director and Senior Portfolio Manager for U.S. and global high yield investments.

Mr. Cronk joined Alcentra in January 2013 as part of the combination of Alcentra with Standish Mellon Asset Management Company LLC's high yield business, and is a Manager, U.S. Liquids, and a member of the U.S. Investment Committee. Mr. Cronk joined Standish Mellon Asset Management Company LLC, an affiliate of BNYIA and Alcentra, in 2011 from Columbia Management, where he worked for eleven years as a High Yield Analyst and Portfolio Manager. Prior to that, he worked as a High Yield Investment Associate at Putnam Investments.

(a)(2) Information about the other accounts managed by the Registrant's primary portfolio managers is provided below.

Subject to the supervision and approval of BNYIA and the Registrant's Board, Alcentra is responsible for investment decisions and provides the Registrant with portfolio managers who are authorized by the Registrant's Board to execute purchases and sales of securities. Chris Barris and Kevin Cronk are the Registrant's primary portfolio managers.

Portfolio Managers Compensation. Portfolio managers' compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long-term).

Alcentra's compensation arrangements include a fixed salary, discretionary cash bonus and a number of long term incentive plans that are structured to align an employee's interest with the firm's longer term goals. Portfolio managers are compensated in line with portfolio performance, rather than the growth of assets under management. Other factors that may be taken into consideration include asset selection and trade execution and management of portfolio risk.

Additional Information About Portfolio Managers. The following table lists the number and types of other accounts advised by the primary portfolio managers and assets under management in those accounts as of March 31, 2025:

Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed
Chris Barris	3	$1.1B	3	$1.1B	3	$1.1B
Kevin Cronk	3	$1.1B	3	$1.1B	2	$904.0M

None of the funds or accounts are subject to a performance-based advisory fee.

The dollar range of shares of the Registrant beneficially owned by the primary portfolio managers are as follows as of March 31, 2025:

Portfolio Manager	Registrant Name	Dollar Range of Registrant Shares Beneficially Owned
Chris Barris	BNY Mellon High Yield Strategies Fund	$10,001-$50,000
Kevin Cronk	BNY Mellon High Yield Strategies Fund	$10,001-$50,000

Portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of private clients or institutions such as pension funds, insurance companies and foundations), private funds, bank collective trust funds or bank common trust accounts and wrap fee programs that invest in securities in which the Registrant may invest or that may pursue a strategy similar to the Registrant's component strategies ("Other Accounts").

Potential conflicts of interest may arise because of BNYIA's, Alcentra's or a portfolio manager's management of the Registrant and Other Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as BNYIA or Alcentra may be perceived as causing accounts it manages to participate in an offering to increase BNYIA or Alcentra's overall allocation of securities in that offering, or to increase BNYIA or Alcentra's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as BNYIA or Alcentra may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when the Registrant purchase increases the value of securities previously purchased by the Other Account or when a sale in one account lowers the sale price received in a sale by a second account. Conflicts of interest may also exist with respect to portfolio managers who also manage performance-based fee accounts, which could give the portfolio managers an incentive to favor such Other Accounts over the Registrant, such as deciding which securities to allocate to the Registrant versus the performance-based fee account. Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the Registrant, that they are managing on behalf of BNYIA or Alcentra. BNYIA and Alcentra periodically review each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Registrant. In addition, BNYIA and Alcentra could be viewed as having a conflict of interest to the extent that BNYIA, Alcentra or their affiliates and/or portfolio managers have a materially larger investment in Other Accounts than their investment in the Registrant.

Other Accounts may have investment objectives, strategies and risks that differ from those of the Registrant. In addition, the Registrant, as a registered investment company, may be subject to different regulations than certain of the Other Accounts and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Other Accounts. For these or other reasons, the portfolio managers may purchase different securities for the Registrant and the Other Accounts, and the performance of securities purchased for the Registrant may vary from the performance of securities purchased for Other

Accounts. The portfolio managers may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Registrant, which could have the potential to adversely impact the Registrant, depending on market conditions. In addition, if the Registrant's investment in an issuer is at a different level of the issuer's capital structure than an investment in the issuer by Other Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the Registrant's and such Other Accounts' investments in the issuer.

BNY and its affiliates, including BNYIA, Alcentra and others involved in the management, sales, investment activities or business operations or distribution of the Registrant, are engaged in businesses and have interests other than that of managing the Registrant. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the Registrant or the Registrant's service providers, which may cause conflicts that could disadvantage the Registrant.

BNY and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by the Registrant. BNY has no obligation to provide to BNYIA, Alcentra or the Registrant or effect transactions on behalf of the Registrant in accordance with, any market or other information, analysis, or research in its possession. Consequently, BNY (including, but not limited to, BNY's central Risk Management Department) may have information that could be material to the management of the Registrant and may not share that information with relevant personnel of BNYIA or Alcentra. Accordingly, in making investment decisions for the Registrant, the Adviser does not seek to obtain or use material inside information that BNY or its affiliates may possess with respect to such issuers. However, because an Adviser, in the course of investing Registrant assets in loans (as described above), may have access to material non-public information regarding a Borrower, the ability of the Registrant advised by such Adviser to purchase or sell publicly-traded securities of such Borrowers may be restricted.

Item 14.	Purchases of Equity Securities By Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 15.

Item 16.	Controls and Procedures.

(a)	The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.
(b)	There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18.	Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon High Yield Strategies Fund

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: May 22, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: May 22, 2025

By: /s/ James Windels

James Windels

Treasurer (Principal Financial Officer)

Date: May 21, 2025

EXHIBIT INDEX

(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)